UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: February 29, 2020

Date of reporting period:  February 29, 2020

Item 1. Reports to Stockholders.

Pzena Funds
Annual Report
FEBRUARY 29, 2020

PZENA MID CAP VALUE FUND
Investor Class PZVMX
Institutional Class PZIMX

PZENA EMERGING MARKETS VALUE FUND
Investor Class PZVEX
Institutional Class PZIEX

PZENA LONG/SHORT VALUE FUND
Investor Class PZVLX
Institutional Class PZILX

PZENA SMALL CAP VALUE FUND
Investor Class PZVSX
Institutional Class PZISX

PZENA INTERNATIONAL SMALL CAP VALUE FUND
Investor Class PZVIX
Institutional Class PZIIX

1-844-PZN-1996 (1-844-796-1996) • www.pzenafunds.com

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically through the Funds’ website.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds held within the fund complex and may apply to all funds held through your financial intermediary.

Table of Contents

Letter to Shareholders	1

Pzena Funds Commentary
Pzena Mid Cap Value Fund	2
Pzena Emerging Markets Value Fund	5
Pzena Long/Short Value Fund	8
Pzena Small Cap Value Fund	11
Pzena International Small Cap Value Fund	13

Pzena Mid Cap Value Fund
Portfolio Allocation	15
Schedule of Investments	16

Pzena Emerging Markets Value Fund
Portfolio Allocation	17
Schedule of Investments	18
Portfolio Diversification	20

Pzena Long/Short Value Fund
Portfolio Allocation	21
Schedule of Investments	22
Schedule of Securities Sold Short	24

Pzena Small Cap Value Fund
Portfolio Allocation	26
Schedule of Investments	27

Pzena International Small Cap Value Fund
Portfolio Allocation	29
Schedule of Investments	30
Portfolio Diversification	32

Statements of Assets and Liabilities	33

Statements of Operations	35

Statements of Changes in Net Assets
Pzena Mid Cap Value Fund	37
Pzena Emerging Markets Value Fund	38
Pzena Long/Short Value Fund	39
Pzena Small Cap Value Fund	40
Pzena International Small Cap Value Fund	41

Statement of Cash Flows – Pzena Long/Short Value Fund	42

Financial Highlights
Pzena Mid Cap Value Fund	43
Pzena Emerging Markets Value Fund	45
Pzena Long/Short Value Fund	47
Pzena Small Cap Value Fund	49
Pzena International Small Cap Value Fund	51

Notes to Financial Statements	53

Report of Independent Registered Public Accounting Firm	63

Expense Example	64

Information about Trustees and Officers	66

Approval of Investment Advisory Agreement	69

Notice to Shareholders	73

Privacy Notice	74

Dear Shareholder:

Thank you for your continued support and confidence in Pzena Funds’ investment and client services teams. As value investors, we know that we play a very important role in your overall asset allocation and, as always, we are committed to delivering style-pure funds. We strive to meet and exceed your expectations of us, and hope you will continue to judge that we surpass our high standards, and yours.

This has been an interesting 12 months, to say the least. The markets had a very volatile run as investors wrestled with multiple concerns (Brexit, U.S./China trade war, concerns of recession, and now COVID-19). Stock markets started out strong, but struggled in May and August, in particular, as the U.S. and China trade war escalated. Worried this could lead to a recession, central banks were supportive. The Federal Reserve delivered 25 basis point (one quarter of one percent) rate cuts in August, September, and October, while other central banks also acted to address flagging growth, including the European Central Bank, which lowered its benchmark deposit rate deeper into negative territory. All in all, investors’ view was generally optimistic, and global market returns were strongly positive through the end of 2019, led by the U.S.

But January and February turned especially negative – and especially anti-value – as news of COVID-19 hit the world stage. Cyclical stocks were again the hardest hit as investors searched for safety. Anything economically sensitive sold off more steeply than the sectors considered defensive. For the entire fiscal period, U.S. large cap returns were positive, but, beyond that, global equities were flat to slightly negative. Around the world growth was again the favored investment style, adding to a multi-year pro-growth run.

In an uncertain environment, with a wide dispersion of returns possible, we believe that in-depth fundamental research will be critical to successfully assess opportunities and risks. When the fear abates, we expect investors to again look to company fundamentals in order to distinguish potential winners from losers. Our focus continues to be on the strength of the business franchise, financial position, cashflow characteristics, and long-term normalized earnings in making our investment decisions. We are confident our disciplined approach to value investing will continue to serve our Funds’ shareholders well.

Please take a few minutes to read the portfolio manager letters that follow for details on how your Fund performed over the past 12 months, and how they have positioned the Funds to take advantage of the significant dislocation that we see in the market between cyclical stocks, which we believe are particularly inexpensive, and high-priced “safe” stocks such as utilities, real estate and consumer staples.

If you have questions about your Pzena Fund’s portfolio, please get in touch with your advisor or a member of our team of registered representatives.

Again, we appreciate your trust and confidence.

Best regards,

Pzena Investment Management, LLC

Cashflow: net amount of cash being transferred into and out of a business.

Past performance does not guarantee future results. Index performance is not indicative of fund performance. One cannot invest directly in an index

Mutual fund investing involves risk. Principal loss is possible.

Pzena Mid Cap Value Fund
Commentary
February 2020

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 29, 2020.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year(1)	Years	Years	(3/31/2014)
Pzena Mid Cap Value Fund – Investor Class (PZVMX)	-11.52%	0.59%	-5.49%	-2.09%	2.62%	3.61%
Pzena Mid Cap Value Fund – Institutional Class (PZIMX)	-11.52%	0.73%	-5.17%	-1.79%	2.91%	3.92%
Russell Midcap® Value Index	-8.97%	-2.23%	-1.36%	2.21%	4.44%	5.73%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 30 days or less. If it did, total returns would be reduced.

PZVMX Expense Ratio – Gross: 1.68%
PZVMX Expense Ratio – Net: 1.26%*

PZIMX Expense Ratio – Gross: 1.33%
PZIMX Expense Ratio – Net: 0.91%*

Expense ratios are as of the Fund’s registration statement dated June 28, 2019.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2020.

U.S. mid-cap equities were slightly positive during the 12-month period ended February 29, 2020, but exhibited large upswings and downturns due to significant macro events. For the majority of 2019, U.S. markets continued to power ahead on stable economic news and some hope the administration will conclude its trade war with China. However, markets returned to “risk off” in 2020, on news of a new coronavirus outbreak in China that put a damper on the positive resolution of the trade negotiations between the U.S. and China. Crude oil prices and cyclical stocks were hit especially hard during the new year amidst worries of a significant economic slowdown globally, especially in China. This has created a flight to perceived safety (i.e., utilities, communication services, and government bonds) and away from economically sensitive equities, which are highly represented within value stocks today, without consideration of an economic recovery once the coronavirus crisis abates. Value stocks underperformed across the market cap spectrum, as the Russell 1000 Value Index underperformed its growth counterpart by 1,457 basis points (100 basis points is one percent), and the Russell Midcap Value Index trailed its growth counterpart by 923 basis points. Against this macro backdrop, our Fund underperformed, driven by weak performance from energy and consumer discretionary holdings.

Pzena Mid Cap Value Fund
Commentary (Continued)
February 2020

Within the Fund, the largest individual detractors were oil servicer names Halliburton Company (Halliburton) and National Oilwell Varco, Inc. (NOV). The crude oil market has been reacting to the threat of a protracted global economic slowdown (which would affect oil demand) as a result of the coronavirus. As it pertains to oil & gas services companies, lower oil prices could theoretically result in reduced capital expenditures (CapEx) by E&Ps, which is a proxy for oil service revenue. That being said, outside of U.S. shale companies, most international oil companies and national oil companies have longer-term time horizons for capital budgeting (3-5 years), so short-term oil price volatility should not have a material impact on CapEx. During and after the precipitous drop in crude oil prices in 2015/2016, Halliburton took steps to substantially right-size its operational footprint and take costs out of the business, resulting in a much leaner and more operationally efficient company. The vast improvement in the company’s cost structure means that it is now better suited to weather a potential downturn than it was pre-2015. For NOV, its main advantage is that it operates as an asset-light business, which offers greater flexibility in responding to different macro situations. Specifically, NOV benefits from being able to better manage working capital and adjust CapEx quickly to a changing environment (CapEx is currently running well below depreciation). This shows up in the cash flow statements, as we expect NOV to be able to generate $100mm of free cash flow (FCF) even in a 2015/2016-like environment, offering significant risk mitigation. We took advantage of the price weakness to add to both positions during the year. Truck rental company Ryder System, Inc. was also a large detractor after recently reporting a surprise earnings loss and disappointing 2020 guidance where management sees flat revenue. We currently maintain the position.

Positions in producer durables and financials were the main contributors in the Fund, led by AECOM and Apollo Global Management Inc. (Apollo). Engineering company AECOM performed well on news of the sale of its government service business. The sale will lower working capital needs, thus boosting the company’s cash flow going forward. Apollo shares rose as the company reported decent earnings and investors cheered the company’s conversion to a C corporation. The conversion allows investors who could not previously own Apollo due to its partnerships structure to now own it as a C corp. We maintain both AECOM and Apollo in the Fund. The largest individual contributor was Anixter International Inc. (industrial distribution) as private equity firm CD&R and competitor Wesco made competing bids to acquire the company. The initial takeout offer was lower than we felt was reasonable, but incremental bidding brought the valuation closer to our estimated fair value, which led us to sell the position. During the period, we initiated several new positions in the Fund, most notably Westinghouse Air Brake Technologies Corporation (Wabtec), CNO Financial Group, Inc. (CNO), and Olin Corporation (Olin). Wabtec is a leading manufacturer of railroad equipment that merged its operations with GE Transportation, a leading manufacturer of locomotives. The shares have underperformed due to investor concerns over demand for locomotives, as well as acquisition-related risks. The current demand for locomotives is cyclically depressed with 2018 deliveries the lowest number on record. CNO sells life insurance products to underserved middle income Americans through captive distribution. The stock has been penalized for past long-term care insurance charges, but it has reinsured most of its legacy exposures and is now selling shorter-tailed products with capped risks. Olin is a leading global chlor-alkali producer with more than one-third of the U.S. market share. The company is the low-cost provider in a market with growing demand and supply constraints, and has undertaken a number of self-help measures, which should incrementally drive earnings growth in the coming years. We also purchased Ford Motor Company and Baker Hughes Company, and added to our positions in Halliburton, NOV, and Lear Corporation on weakness. To help fund our purchases, we exited several positions such as Anixter (mentioned above), KBR Inc., Carlisle Companies Incorporated, Franklin Resources, Inc., and trimmed Omnicom Group Inc. and KKR & Co. Inc., all on valuation.

As valuation spreads continued to widen, the Fund remains heavily weighted to economically-exposed, undervalued sectors, namely financial services, consumer discretionary, and producer durables. As such, we have considerably less exposure to the consumer staples, health care, and utilities.

In the current market environment, we acknowledge that the range of outcomes related to the coronavirus is wide. Our focus at Pzena is always on constructing concentrated portfolios of businesses that offer downside protection and significant upside potential, thus exposing portfolios to outcomes skewed in our favor. A critical part of our investment process is to identify businesses that have the financial and operating flexibility to weather a severe downturn before we invest as we never know when a downturn may occur.  We are closely monitoring uncertainties and continue to vigorously assess any potential impact to the normal and stressed earnings estimates for our portfolio holdings.  We believe the companies in the portfolio have the franchises and balance sheets to weather a steep economic decline.

Pzena Mid Cap Value Fund
Commentary (Continued)
February 2020

Mutual fund investing involves risk. Principal loss is possible. Investments in mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Mid Cap Fund may underperform other funds that use different investing styles. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell Midcap® Value Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with lower price-to-book ratios and lower forecasted growth rates. The Russell Midcap® Growth Index is an unmanaged index that measures the performance of those Russell Mid Cap® companies with higher price-to-book ratios and higher forecasted growth rates. An index cannot be invested in directly.

The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth rates.

Pzena Emerging Markets Value Fund
Commentary
February 2020

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 29, 2020.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year(1)	Years	Years	(3/31/2014)
Pzena Emerging Markets Value Fund –
Investor Class (PZVEX)	-9.54%	-2.02%	-11.85%	0.14%	1.56%	-0.34%
Pzena Emerging Markets Value Fund –
Institutional Class (PZIEX)	-9.37%	-1.86%	-11.51%	0.46%	1.88%	-0.03%
MSCI Emerging Markets Index	-2.95%	2.93%	-1.88%	4.89%	2.73%	2.63%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced.

PZVEX Expense Ratio – Gross: 1.62%
PZVEX Expense Ratio – Net: 1.44%*

PZIEX Expense Ratio – Gross: 1.27%
PZIEX Expense Ratio – Net: 1.09%*

Expense ratios shown are as of the Fund’s supplement to the registration statement dated December 11, 2019.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2021.

In a year filled with uncertainty due to trade wars and global recession fears, emerging market equities closed the year down modestly (the MSCI Emerging Markets Index returned -1.88%), but with a significant drop in January and February (-14.12%) as COVID-19 news flow hit the world stage. Developed market shares posted a superior 4.83% 12-month return (MSCI World Index), which was driven mostly by U.S. large-cap shares. Tariff worries and their impacts on trade volumes and economic activity generally held the emerging markets in check for much of the year, but as resolution between the U.S. and China seemed probable, markets fired up in the fourth quarter, only to be undone by Coronavirus fears as the year turned.  Chile and Argentina were the weakest markets, followed by Poland; each declined by more than 25%. Russia and Taiwan were up 12.64% and 19.67%, respectively, highlighting the significant dispersion of returns.

At the sector level, divergence was also wide. The materials, energy, utilities, and industrials sectors each declined by more than 10%, while information technology was up 19.75%, and

Pzena Emerging Markets Value Fund
Commentary (Continued)
February 2020

consumer discretionary stocks were up 6.52%. Value stocks, highly represented in the materials, energy, and industrials sectors, did not fare well, as cyclicals were shunned in favor of lower volatility defensive names. The MSCI Emerging Markets Value Index declined 9.27% for the year.

For the 12 months ending February 29, 2020, the Pzena Emerging Markets Value Fund – Institutional Class returned -11.51%. Stock selection in consumer discretionary, utilities, and materials were key drivers of relative underperformance. Positive stock selection in consumer staples and energy were relative contributors. On a country basis, selection within China, South Korea, and South Africa detracted most from relative portfolio performance, while Singapore (by owning Wilmar International) and avoiding Saudi Arabia contributed.

Individual holdings that detracted the most from relative performance were South African energy company Sasol Limited, India’s Punjab National Bank, Chinese integrated electricity producer China Resources Power, and Korean general insurer DB Insurance. Sasol produced a series of disappointments relating to the over-budget, and delayed commissioning, of its Lake Charles cracker project, its expansion into the U.S., hitting shares, and has most recently detracted on concerns of the falling oil price, and financial leverage and event risk that could cause them to bump up against covenants. Given a larger range of potential outcomes, we have lowered Sasol’s portfolio weight. Punjab National Bank shares were negatively affected early in the period following the Supreme Court ruling to undo the Reserve Bank of India’s order on Resolution of Stressed Assets, which could prolong resolution of its non-performing loans.  Shares struggled further after the Indian government announced that the bank will merge with two poorly run public sector banks to create the second largest Indian public sector banking entity. China Resources Power’s shares were hit after it cut its dividend to conserve cash for greater investment in wind generation and then again after the government proposed a new price setting mechanism that may limit near term profitability improvement. The structure and competitive nature of the Korean insurance market, particularly in auto, has impacted DB Insurance’s earnings; that said, the regulator is allowing for higher tariffs, which will take some time to flow through to earnings.

Holdings that contributed most to relative performance for the year were China Agri-Industries Holdings Limited, Singaporean agribusiness  Wilmar International Limited, and Russia miner  Norilsk Nickel. Soybean crusher China Agri-Industries rose on the announcement it will be acquired at a material premium.  Wilmar, the palm oil refiner and Chinese oilseeds crusher, reported solid 3Q19 results with adjusted net income of $419 million, down 3% year over year, but ahead of market expectations, and followed that up in February with adjusted net income again beating expectations. All of Wilmar’s segments reported strong year-over-year improvement. Norilsk Nickel released strong nickel production, and increased palladium production as palladium prices have hit all-time highs.

Over the last 12 months, we sold Realtek Semiconductor (Taiwan-based fabless semiconductor company), Telefonica Brasil (telecoms), Reliance Industries  (Indian conglomerate), Companhia De Saneamento Basico Do Estado SABESP (Brazilian water and waste management company), and Norilsk Nickel (Russian nickel producer), as the stocks approached our estimate of fair value,  and Bank Danamon Indonesia, as it was acquired. The largest trims included Bangkok Bank,  ICICI Bank Limited, State Bank of India, Compal Electronics, and Wilmar International Limited.

New positions introduced to the portfolio over the year have included Aurobindo Pharma, a leading Indian generic pharma manufacturer that has recently come under fire due to a warning letter from the FDA, which we believe is a temporary issue clouding a world-class franchise, making the stock an attractive buy.  A new position was also established in Turkish commercial vehicle manufacturer, Ford Otomotiv Sanayi, which both manufactures Ford cars for export and distributes vehicles within Turkey.  The company has suffered due to the economic downturn, but we believe it is well-positioned for the eventual economic recovery in Turkey as well as to gain additional OEM volume due to its efficient operations. PT Bank Mandiri is also a new position. Bank Mandiri is the largest bank in Indonesia, partially government-owned, servicing both corporate and consumer markets.  While the market is increasingly concerned about the credit cycle, Mandiri has been tilting its credit exposures away from riskier classes (e.g., small and medium-sized enterprises, lower quality corporate) over the last few years; as such, we believe the market has overly punished the stock price on current fears. We also added Indian utility NTPC Limited and Indian bank Punjab National Bank, partly funded by the trim of Indian bank Union National Bank. We added to several existing positions, the largest of which were Brazilian electric utility Light S.A., Abu Dhabi Commercial Bank, China Construction Bank Corporation, China Agri-Industries Holdings Limited, and China Shenhua Energy Co., Ltd.

The past year has seen portfolio changes that have been subtle rather than dramatic at the sector level.  But volatility has created new opportunities which have been exploited (e.g., some smaller tech names, utilities, and some changing relativities within the financial sector). Financials and information technology remain our largest weightings and we have no exposure to real estate, and just a small exposure to health care. Geographically, the largest exposures are to China and Korea, with Asia overall constituting approximately two-thirds of the portfolio. We hold very little exposure to Latin American and the largest relative exposure remains to emerging Europe. The regional exposures have changed little over the past year.

Pzena Emerging Markets Value Fund
Commentary (Continued)
February 2020

In the current market environment, especially now with COVID-19 concerns, we acknowledge that the range of outcomes is wide. We are closely monitoring uncertainties and continue to vigorously assess any potential impact to the normal and stressed earnings estimates for our portfolio holdings. Our focus at Pzena is always on constructing concentrated portfolios of businesses that we believe offer risk mitigation and significant upside potential, thus exposing portfolios to outcomes skewed in our favor. The environment prior to the outbreak of the novel coronavirus offered a wide variety of these opportunities, which has been enhanced by the market correction. We remain enthusiastic about the strength of the franchises owned in the Fund. The very wide dispersion in valuation spreads between the cheapest and most expensive quintiles of stocks in our emerging markets universe implies a significant opportunity going forward. In terms of the drivers of future performance, the portfolio holds a diverse set of businesses that stand to benefit from company-specific as well as industry-wide improvements.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund may invest in participatory notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets, and provides equity returns including dividends net of withholding tax rates as calculated by MSCI. The index cannot be invested in directly.

The MSCI Emerging Markets Value Index is based on a traditional market cap weighted parent index, the MSCI Emerging Markets Index. The value investment style characteristics for index construction are defined using three variables:  book value to price, 12-month forward earnings to price and dividend yield.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Additional information is available at www.msci.com.

Pzena Long/Short Value Fund
Commentary
February 2020

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 29, 2020.

						Since
	Three	Six	One	Three	Five	Inception
	Months(1)	Months(1)	Year(1)	Years	Years	(3/31/2014)
Pzena Long/Short Value Fund – Investor Class (PZVLX)	-10.19%	-5.09%	-7.76%	-4.14%	0.10%	-0.21%
Pzena Long/Short Value Fund – Institutional Class (PZILX)	-10.13%	-5.01%	-7.55%	-3.88%	0.37%	0.07%
Russell 1000® Index	-5.42%	1.97%	7.82%	9.73%	9.00%	9.99%
ICE BofAML 0-3 Month U.S. Treasury Bill Index	0.40%	0.87%	2.09%	1.68%	1.08%	0.91%
50% Russell 1000® Index/50% ICE BofAML
0-3 Month U.S. Treasury Bill Index	-2.45%	1.55%	5.20%	5.87%	5.17%	5.55%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced.

PZVLX Expense Ratio – Gross: 3.88%
PZVLX Expense Ratio – Net: 3.05% *

PZILX Expense Ratio – Gross: 3.53%
PZILX Expense Ratio – Net: 2.70%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2019.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2020.

For the majority of 2019, U.S. markets continued to power ahead on stable economic news and some hope the administration will conclude its trade war with China. However, markets returned to “risk off” in 2020, on news of a new coronavirus outbreak in China that put a damper on the positive resolution of the trade negotiations between the U.S. and China. Crude oil prices and cyclical stocks were hit especially hard into the new year amidst worries of a significant global economic slowdown, expected to be especially deep in China. This has created a flight to perceived safety (i.e., utilities, communication services, and government bonds) and away from economically sensitive equities, which are highly represented within value stocks today, without consideration of an economic recovery once the coronavirus crisis abates.

Pzena Long/Short Value Fund
Commentary (Continued)
February 2020

The Fund underperformed the benchmark on both the long and short sides of the book. The long book declined for the period compared to 7.82% and 0.54% returns for the long-only Russell 1000 and Russell 1000 Value indices, respectively. Holdings in the short book rose, and was, in fact, up more than the indices for the period, and so detracted from performance.

On the long side, the relative underperformance was driven by holdings in consumer discretionary, technology, consumer durables, and an overweight in energy. The largest individual detractors were oil servicer names Halliburton Company (Halliburton) and National Oilwell Varco, Inc. (NOV). The crude oil market is facing a concurrent demand and supply shock. The market has been reacting to the threat of a protracted global economic slowdown (which would affect oil demand) as a result of the coronavirus. The supply shock has been caused by the collapse of the OPEC+ agreement and the subsequent price war and volume war launched by Saudi Arabia and Russia. As it pertains to oil & gas services companies, lower oil prices could theoretically result in reduced capital expenditures (CapEx) by E&Ps, which is a proxy for oil service revenue. That being said, outside of U.S. shale companies, most international oil companies and national oil companies have longer-term time horizons for capital budgeting (3-5 years), so short-term oil price volatility should not have a material impact on CapEx. During and after the precipitous drop in crude oil prices in 2015/2016, Halliburton took steps to substantially right-size its operational footprint and take costs out of the business, resulting in a much leaner and more operationally efficient company. The vast improvement in the company’s cost structure means that it is now better suited to weather a potential downturn than it was pre-2015. For NOV, its main advantage is that it operates as an asset-light business, which offers greater flexibility in responding to different macro situations. Specifically, NOV benefits from being able to better manage working capital and adjust CapEx quickly to a changing environment (CapEx is currently running well below depreciation). This shows up in the cashflow statements, as we expect NOV to be able to generate $100mm of free cash flow (FCF) even in a 2015/2016-like environment, offering significant risk mitigation. Consumer discretionary holdings detracted, led by Lear Corp. (Lear), PVH Corp. (PVH), Gildan Activewear Inc. (Gildan), and Ford Motor Company (Ford). Lear, the leading auto seating systems supplier, was down even though they reported stronger than expected results due to less of an impact from the GM strike, but management’s guidance for 2020 was weaker than expected. Branded clothing manufacturer PVH and automaker Ford were negatively affected by concerns around consumer weakness arising from the coronavirus. Vertically-integrated manufacturer of imprintable (e.g. blank t-shirts), branded, and private-label apparel Gildan, lowered its full-year guidance, citing weakening global imprintable markets. We believe these trends are cyclical rather than structural. Imprintables are a stable, replenishment-like business with downturns typically lasting less than one year. Gildan has low-cost, large-scale Central American facilities that serve the gamut of product mix from low- to high-end fabrics and trims, and the company is prudently using this period of lower demand to rationalize higher-cost facilities. Technology was down led by Avnet Inc., the leading semiconductor distributor, which fell in as the company reported mixed second quarter fiscal year results. Sales were down in the period but are expected to recover in the second half of the fiscal year. Specifically, management believes the semiconductor cycle is bottoming out, and book-to-bill supports this sentiment. Consumer durables also detracted, led by Truck rental company Ryder System, Inc. (Ryder) and Terex Corp. (Terex). Ryder was also a large detractor after recently reporting a surprise earnings loss and disappointing 2020 guidance where management sees flat revenue. Maker of aerial work platforms, cranes, and other construction related equipment, Terex, was down due to concerns around weakness from coronavirus.

On the short book, financials were a detractor as the bond proxies like REITs, which we shorted, outperformed the market. Health care holdings were also a major detractor in the short book while consumer discretionary positioning contributed.

The breadth and scope of the opportunity set among value stocks today continues to expand, generating new opportunities for the Fund, leading to an increasingly idiosyncratic portfolio construction. The companies in our portfolios may become cheap for multiple reasons – overreaction by the market to temporary earnings disappointments, restructuring, or other company-specific challenges. We continue to believe that these companies have a viable pathway back to their full earnings power and therefore continue to hold them in our portfolios. Overall, our long book remains exposed to sectors whose earnings are depressed and expectations are low: financials, technology, consumer discretionary, and health care. Our short book is exposed to stocks with rich valuations across sectors like the biotech stocks in health care; some of the new technology stocks in IT; and some industrial companies that are enjoying significantly higher margins than their history.

Pzena Long/Short Value Fund
Commentary (Continued)
February 2020

Cashflow: net amount of cash being transferred into and out of a business.

Free cash flow: cash available after spending on capital goods and changes in working capital.

Mutual fund investing involves risk. Principal loss is possible. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may make short sales of securities, which involves the risk that losses may exceed the original amount invested in these securities. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Long/Short Value Fund may underperform other funds that use different investing styles. Investments in real estate investment trusts are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Russell 1000® Index is an unmanaged index and is a subset of the Russell 3000® Index; it measures the performance of approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Value Index is an unmanaged index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth rates. An index cannot be invested in directly. The ICE Bank of America Merrill Lynch 0-3 Month U.S. Treasury Bill Index measures the performance of short-term U.S. Government securities with a remaining term to final maturity of less than three months. The index cannot be invested in directly. The blended index represents a 50% weighting of the Russell 1000® Index, and a 50% weighting of the ICE Bank of America Merrill Lynch 0-3 Month U.S. Treasury Bill Index, both described above.

Pzena Small Cap Value Fund
Commentary
February 2020

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 29, 2020.

					Since
	Three	Six	One	Three	Inception
	Months(1)	Months(1)	Year(1)	Years	(4/27/2016)
Pzena Small Cap Value Fund – Investor Class (PZVSX)	-13.39%	0.10%	-12.20%	-3.52%	1.90%
Pzena Small Cap Value Fund – Institutional Class (PZISX)	-13.33%	0.24%	-12.07%	-3.23%	2.21%
Russell 2000® Value Index	-11.60%	-2.58%	-9.29%	-0.83%	5.48%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 30 days or less. If it did, total returns would be reduced.

PZVSX Expense Ratio – Gross: 2.39%
PZVSX Expense Ratio – Net: 1.46%*

PZISX Expense Ratio – Gross: 2.04%
PZISX Expense Ratio – Net: 1.11%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2019.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2020.

For the majority of 2019, U.S. markets continued to power ahead on stable economic news and some hope the administration will conclude its trade war with China. However, markets returned to “risk off” in 2020 on news of a new coronavirus outbreak in China that put a damper on the positive resolution of the trade negotiations between the U.S. and China. Crude oil prices and cyclical stocks were hit especially hard during the new year amidst worries of a significant economic slowdown globally, especially in China. This has created a flight to perceived safety (i.e., utilities, communication services, and government bonds) and away from economically sensitive equities, which are highly represented within value stocks today, without consideration of an economic recovery once the coronavirus crisis abates. For the 12 months, value underperformed growth across the market cap spectrum, and small-cap stocks dramatically underperformed large cap. The Russell 2000 Value Index was down 9.29%, led by energy, consumer staples, and materials & processing.

The Pzena Small Cap Value Fund underperformed the Russell 2000 Value Index largely due to stock selection within the financial services and health care sectors. The largest individual detractor was C&J Energy Services on weak crude oil prices. The company operates in the critical oil services industry, which is necessary to find and produce oil and gas. We believe weak oil prices and temporary oversupply are masking the fact that oil and gas capital spending must pick up dramatically to offset a

Pzena Small Cap Value Fund
Commentary (Continued)
February 2020

looming shortfall in energy supply coming over the next several years. The company merged with Keane Energy and was renamed NexTier Oilfield Solutions. We believe that the new combined company has incremental scale with two complementary companies brought together. Triple-S, the Puerto Rican insurer that primarily sells health insurance but also has property & casualty and life insurance operations, was down on negative comments by a vocal bear. The company has been under pressure due to concerns around incremental claims arising from Hurricane Maria two years ago, which could weaken the company’s financial position. The potential claims are limited to one subsidiary of the company that could be individually bankrupted if necessary and the stock still trades at a substantial discount to the book value  of the rest of the company even excluding that subsidiary. We originally purchased the stock because it is the leading health insurer in Puerto Rico with a strong balance sheet trading at a substantial discount to book value, and with a new management team and ample opportunity to raise pricing and bring down costs to improve returns. Terex, a maker of aerial work platforms, cranes, and other construction related equipment, was lower on fears of peaking global construction, which could impact future machinery sales.

The largest individual contributor was specialty technology distributor Anixter. The stock rose as a private equity player and competitor Wesco made competing bids to acquire the company. The initial takeout offer was lower than we felt reasonable, but incremental bidding brought the valuation closer to our fair value estimate led us to sell the position. Engineering & construction and government services company KBR was higher as it generated strong organic growth in its Government Services segment while also growing the backlog in its hydrocarbon business. The company also booked a significant contract win and continues its transition into lower risk businesses. Another contributor was door manufacturer Masonite, which announced a double-digit price increase across its product portfolio. Masonite and competitor JELD-WEN have dominant market positions and are now exercising their market power to drive incremental profitability.

We made several notable additions and sales in the portfolio during the last 12 months, which are spread out across a number of sectors based on opportunities. We established positions in Spectrum Brands, Super Micro Computers, Olin Corp., Avnet Inc., Hooker Furniture, and Dana Inc. Spectrum is a consumer products company with a portfolio of brands including Kwikset locks, Remington hair products, and Cutter insect repellent. The company had been over-levered, but it divested two businesses at the beginning of 2019 which improved the balance sheet and created an attractive investment opportunity. Super Micro is a niche manufacturer of servers, storage systems, and related sub-components. The company was delisted due to accounting issues but has worked to confront the control issues and supply audited financials, leading to it being relisted. Hooker Furniture (residential furniture) became cheap on trade war fears as well as concerns about the impact of e-commerce on the company’s products. However, the company has been working to move its sourcing to Vietnam in order to avoid tariffs, and the company’s brand names are strong enough that even if an end consumer may not be familiar with the Hooker Furniture brand, it is a popular brand among furniture retailers who carry it. Avnet is a leading global semiconductor distributor that generates value through distribution of semiconductors, but also through demand creation for suppliers. The stock traded down as large supplier Texas Instruments withdrew its volumes, creating an opportunity for us to enter at an attractive valuation. Olin Corporation is a leading global chlor-alkali producer with more than one-third of the U.S. market share. The company is the low-cost provider in a market with growing demand and supply constraints, and has undertaken a number of self-help measures, which should incrementally drive earnings growth in coming years. Dana is a supplier of drivetrains to light vehicles, off-highway and commercial vehicles. We believe the stock trades at a valuation that more than discounts certain end markets being above trend. The company has a good competitive position on new platforms and its end markets are relatively immune from electrification risks. We funded these buys by exiting positions in MEDNAX, Jabil, and a small position in ARC Document Solutions. We also sold Anixter, Wesco Aircraft, and Navigant Consultants because they were acquired.

Book value reflects the total value of a company; it’s the difference between that company’s total assets and total liabilities.

Mutual fund investing involves risk. Principal loss is possible. Investments in small-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Small Cap Value Fund may underperform other funds that use different investing styles. Investments in REITs are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information. The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

Free cash flow is calculated as operating cash flow minus capital expenditures.

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. The index cannot be invested in directly.

Pzena International Small Cap Value Fund
Commentary
February 2020

CHANGE IN VALUE OF $1,000,000 INVESTMENT

Average Annual Total Returns for the Fiscal Year Ended February 29, 2020.

				Since
	Three	Six	One	Inception
	Months(1)	Months(1)	Year(1)	(7/2/2018)
Pzena International Small Cap Value Fund – Investor Class (PZVIX)	-12.95%	-3.97%	-15.83%	-13.98%
Pzena International Small Cap Value Fund – Institutional Class (PZIIX)	-12.76%	-3.77%	-15.55%	-13.72%
MSCI World ex-USA Small Cap Index	-8.31%	0.11%	-0.97%	-4.41%

(1)	Not annualized.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 844.PZN.1996 (844.796.1996). Performance data shown does not reflect the 1.00% redemption fee imposed on shares held 60 days or less. If it did, total returns would be reduced.

PZVIX Expense Ratio – Gross: 14.01%
PZVIX Expense Ratio – Net: 1.53%*

PZIIX Expense Ratio – Gross: 13.66%
PZIIX Expense Ratio – Net: 1.18%*

Expense ratios shown are as of the Fund’s registration statement dated June 28, 2019.

*	Pzena Investment Management, LLC, the Fund’s investment adviser, has contractually agreed to waive a portion or all of its management fees and pay Fund expenses through at least June 27, 2020.

International equity markets ended up relatively flat during the 12-month period ended February 29, 2020 but exhibited large upswings and downturns due to significant macro events. The big uncertainties (trade war, Brexit, and recession risk) unwound with more favorable news towards the end of 2019, such as the agreement between U.S. and China of a “phase 1” trade deal. However, markets returned to “risk off” in 2020, on news of a new coronavirus outbreak in China that put a damper on the positive resolution of the trade negotiations between the U.S. and China. Crude oil prices and cyclical stocks were hit especially hard during the new year amidst worries of a significant economic slowdown globally, especially in China. This has created a flight to perceived safety (i.e., utilities, communication services, and government bonds) and away from economically sensitive equities, which are highly represented within value stocks today, without consideration of an economic recovery once the coronavirus crisis abates. Against this macro backdrop, our Fund significantly underperformed, driven by weakness in industrials, consumer discretionary, and energy.

By company, the largest detractors were European-based companies Europcar Mobility Group (Europcar), Salzgitter AG (Salzgitter), and Danieli & C.Officine Meccaniche SPA (Danieli). Europcar, the French rental car company, declined after releasing 3Q 2019 results. Revenue and earnings were weaker in the business market, and management was forced to

Pzena International Small Cap Value Fund
Commentary (Continued)
February 2020

lower full year guidance but announced a more aggressive cost-cutting plan and a share buyback program. We felt the share price drop over the period excessive and took the opportunity to add shares. Salzgitter, the German flat steel producer, declined in a weak macro environment. We view Salzgitter as extremely attractive trading at less than 4x our normal earnings estimate. In the event of a downturn, the company generates positive cashflow and has a stake in Aurubis AG (a German copper refiner) that we see as collectively providing solid downside protection. Danieli’s (Italian steelmaking equipment producer and specialty steel manufacturer) share price drop was mainly attributed to the macro environment. We also remain confident in Danieli and maintain the position.

The Fund’s top contributors were Hitachi Metals, Ltd. (Hitachi Metals), Genworth MI Canada Inc. (Genworth), and Ultra Electronics Holdings plc (Ultra Electronics). Hitachi Metals shares have been helped by management restructuring initiatives (reducing fixed costs, cutting capex, selling non-core businesses, etc.). The stock also moved higher driven by expectations of a potential sale of the company by its parent Hitachi Ltd., which is aggressively reorganizing its business. Genworth, the mortgage insurer, was up after announcing an earnings beat and a special dividend, and we trimmed the position on share price appreciation. Ultra Electronics, the British defense conglomerate, was up on good earnings during the year and we exited the position on valuation as our thesis played out.

During the year, we initiated a few new positions in the Fund. DB Insurance Co. Ltd., the South Korean insurance company, became more attractive this year as shares were down after reporting higher auto insurance loss ratios, due to high repair costs and a policy change for used car reimbursement that is affecting all industry players. The companies were allowed a rate hike this year, and the regulator is signaling another rate hike is likely in 1H 2020. Transcontinental Inc., the Canadian printing provider, was purchased as our diligence uncovered strong pricing power and stickiness in their core flyer business in Canada. At time of purchase the company currently traded at 6x current earnings with a double-digit free cash flow yield and has an underappreciated capital allocation strategy. Another new position was Hankook Tire & Technology Co., Ltd. As a low-cost tier 2 tire manufacturer, profitability is primarily driven by volumes and plan utilization. In 2019, its most profitable market (Europe) underwent a slowdown in replacement tires, so demand was weak. The inability to run plants at high utilization hurt margins. As demand picks up and plants are better utilized, margins should improve back to our ’normalized’ levels. We also purchased MaireTecnimont SpA (Italian industrials), Subsea 7 S.A. (engineering, construction and services company serving the offshore energy industry), and Anima Holding SpA (Italian investment management). Notable sales during the period included Go-Ahead Group plc (U.K. bus and train operator), Saipem S.p.A. (Italian oil & gas contractor), Transcosmos Inc. (Japanese outsourced technology), and SThree plc (British staffing company), all on valuation.

As valuation spreads continued to widen, the Fund remains heavily weighted to economically-exposed undervalued sectors, namely financials, industrials, materials, and energy. As such, we have considerably less exposure to the consumer sectors, real estate, and health care.

In the current market environment, we acknowledge that the range of outcomes related to the coronavirus is wide. Our focus at Pzena is always on constructing concentrated portfolios of businesses that offer risk mitigation and significant upside potential, thus exposing portfolios to outcomes skewed in our favor. A critical part of our investment process is to identify businesses that have the financial and operating flexibility to weather a severe downturn before we invest as we never know when a downturn may occur.  We are closely monitoring uncertainties and continue to vigorously assess any potential impact to the normal and stressed earnings estimates for our portfolio holdings.  We believe the companies in the portfolio have the franchises and balance sheets to weather a steep economic decline.

Cashflow: net amount of cash being transferred into and out of a business.

Mutual fund investing involves risk. Principal loss is possible. Investments in small- and mid-cap companies involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in foreign securities involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund may have emphasis on a specific sector which could adversely affect a fund to a greater extent than if its emphasis was less. The Fund may invest in securities which are less liquid and more difficult to sell than more liquid securities. The Fund may invest in participatory notes which are a type of equity linked derivative and involve counterparty risk and risk that the performance of the security may not exactly match the performance of the issuer. Investments in REITs are subject to the risks associated with the direct ownership of real estate.

Fund holdings, exposures and characteristics are as of the date shown and are subject to change at any time. Please refer to the Schedule of Investments for more information.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The MSCI World ex-USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries* (excluding the United States). With 2,580 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. *DM countries in this index include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K..

Pzena Mid Cap Value Fund
Portfolio Allocation
February 29, 2020 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 29, 2020.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Mid Cap Value Fund
Schedule of Investments
February 29, 2020

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 95.24%
Consumer Discretionary – 19.82%
Avis Budget Group, Inc. (a)	37,710	$1,220,861	2.21%
Ford Motor Co.	160,736	1,118,723	2.02%
Gildan Activewear, Inc. (b)	55,840	1,352,445	2.45%
Interpublic Group of Cos., Inc.	52,802	1,127,851	2.04%
Lear Corp.	18,907	2,102,457	3.81%
Mohawk Industries, Inc. (a)	9,414	1,140,506	2.06%
Newell Brands, Inc.	96,241	1,484,999	2.69%
Omnicom Group, Inc.	2,774	192,183	0.35%
PVH Corp.	16,333	1,210,439	2.19%
		10,950,464	19.82%

Energy – 11.26%
Baker Hughes, a GE Co.	45,595	733,624	1.33%
Cenovus Energy, Inc. (b)	143,035	1,054,168	1.91%
Halliburton Co.	105,600	1,790,976	3.24%
National Oilwell Varco, Inc.	98,000	1,833,580	3.32%
TechnipFMC PLC (b)	54,598	810,234	1.46%
		6,222,582	11.26%

Financial Services – 29.02%
Apollo Global
Management, Inc.	27,529	1,146,858	2.07%
Axis Capital Holdings, Ltd. (b)	38,361	2,152,820	3.90%
CNO Financial Group, Inc.	90,638	1,452,021	2.63%
Equitable Holdings, Inc.	81,832	1,751,205	3.17%
Fifth Third Bancorp	64,507	1,573,971	2.85%
Invesco, Ltd. (b)	70,142	1,010,045	1.83%
KeyCorp	99,786	1,631,501	2.95%
KKR & Co., Inc. – Class A	38,497	1,101,014	1.99%
Realogy Holdings Corp.	107,125	993,048	1.80%
Regions Financial Corp.	113,479	1,534,236	2.78%
Voya Financial, Inc.	32,071	1,688,217	3.05%
		16,034,936	29.02%

Health Care – 6.11%
Cardinal Health, Inc.	24,688	1,286,739	2.33%
McKesson Corp.	10,629	1,486,572	2.69%
Mylan N.V. (a)(b)	35,244	605,844	1.09%
		3,379,155	6.11%

Materials & Processing – 6.01%
JELD-WEN Holding, Inc. (a)	110,265	2,072,982	3.75%
Olin Corp.	76,953	1,245,869	2.26%
		3,318,851	6.01%

Producer Durables – 16.49%
AECOM Technology Corp. (a)	39,459	1,773,287	3.21%
Genpact, Ltd. (b)	27,033	1,039,689	1.88%
Ryder System, Inc.	34,122	1,298,001	2.35%
Snap-on, Inc.	7,693	1,113,562	2.01%
Stanley Black & Decker, Inc.	7,756	1,114,537	2.02%
Terex Corp.	44,140	971,521	1.76%
Wabtec Corp.	26,215	1,800,971	3.26%
		9,111,568	16.49%

Technology – 4.63%
Avnet, Inc.	40,965	1,256,806	2.27%
Hewlett Packard Enterprise Co.	101,856	1,302,739	2.36%
		2,559,545	4.63%

Utilities – 1.90%
Edison International	15,595	1,047,828	1.90%
Total Common Stocks
(Cost $62,929,498)		52,624,929	95.24%

SHORT-TERM INVESTMENT – 4.81%

Money Market Fund – 4.81%
Fidelity Institutional
Government Portfolio –
Class I, 1.46% (c)	2,659,013	2,659,013	4.81%
Total Short-Term Investment
(Cost $2,659,013)		2,659,013	4.81%
Total Investments
(Cost $65,588,511) – 100.05%		55,283,942	100.05%
Liabilities in Excess
of Other Assets – (0.05)%		(29,656)	(0.05)%
TOTAL NET ASSETS – 100.00%		$55,254,286	100.00%

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the 7-day annualized yield as of February 29, 2020.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Allocation
February 29, 2020 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 29, 2020.

Pzena Emerging Markets Value Fund
Schedule of Investments
February 29, 2020

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 93.28%
Brazil – 2.58%
Light S.A.	1,667,039	$7,999,879	2.58%

China – 21.23%
Baidu, Inc. – ADR (a)	57,051	6,844,979	2.20%
China Agri-Industries
Holdings, Ltd.	21,142,000	11,472,824	3.70%
China Construction
Bank Corp.	7,909,000	6,392,136	2.06%
China Dongxiang Group Co.	28,722,000	2,874,042	0.93%
China Mobile, Ltd.	697,000	5,481,219	1.77%
China Resources Power
Holdings Co., Ltd.	6,134,000	7,294,699	2.35%
China Shenhua Energy
Co., Ltd.	2,204,500	3,823,584	1.23%
Dongfeng Motor
Group Co., Ltd.	6,526,000	5,157,172	1.66%
Grand Baoxin Auto
Group, Ltd. (a)	21,118,500	3,413,638	1.10%
Huadian Power
International Corp., Ltd.	12,678,000	3,822,104	1.23%
Lenovo Group, Ltd.	15,118,000	9,328,747	3.00%
		65,905,144	21.23%

Czech Republic – 1.90%
CEZ	308,468	5,908,113	1.90%

Hong Kong – 2.50%
Man Wah Holdings, Ltd.	1,926,000	1,391,069	0.45%
Pacific Basin Shipping, Ltd.	42,835,000	6,374,419	2.05%
		7,765,488	2.50%

Hungary – 0.98%
OTP Bank PLC	69,884	3,032,049	0.98%

India – 7.55%
Aurobindo Pharma, Ltd.	904,936	6,338,659	2.04%
ICICI Bank, Ltd. – ADR	271,904	3,771,308	1.22%
NTPC, Ltd.	4,141,879	6,115,179	1.97%
Punjab National Bank (a)	6,173,073	3,853,493	1.24%
State Bank of India (a)	117,859	494,839	0.16%
State Bank of India – GDR (a)	67,053	2,863,163	0.92%
		23,436,641	7.55%

Indonesia – 0.99%
PT Bank Mandiri
(Persero) Tbk	6,074,600	3,080,168	0.99%

Malaysia – 1.29%
Genting Malaysia Berhad	5,829,100	3,996,702	1.29%

Poland – 1.19%
Cyfrowy Polsat S.A.	573,594	3,685,651	1.19%

Republic of Korea – 14.58%
Dongbu Insurance Co., Ltd.	229,900	8,196,517	2.64%
Hana Financial Group, Inc.	131,357	3,396,138	1.10%
Hankook Tire &
Technology Co., Ltd.	44,504	934,419	0.30%
Hyundai Motor Co.	14,850	1,406,134	0.45%
KB Financial Group, Inc.	101,250	3,243,001	1.05%
Korea Shipbuilding &
Offshore Engineering
Co., Ltd. (a)	65,763	5,631,414	1.81%
POSCO	58,266	9,379,171	3.02%
Samsung Electronics Co., Ltd.	187,284	8,358,002	2.69%
Shinhan Financial
Group Co., Ltd.	177,770	4,727,848	1.52%
		45,272,644	14.58%

Romania – 0.94%
Banca Transilvania S.A.	5,442,445	2,919,874	0.94%

Russian Federation – 5.64%
LUKOIL PJSC – ADR	104,091	8,860,226	2.85%
Rosneft Oil Co. – GDR	1,432,264	8,665,197	2.79%
		17,525,423	5.64%

Singapore – 1.92%
Wilmar International, Ltd.	2,095,500	5,972,528	1.92%

South Africa – 3.46%
Reunert, Ltd.	826,836	2,938,448	0.95%
Sasol	654,832	7,803,415	2.51%
		10,741,863	3.46%

Taiwan – 11.23%
Catcher Technology Co., Ltd.	743,000	5,815,519	1.87%
Compal Electronics, Inc.	5,377,000	3,276,330	1.06%
Hon Hai Precision
Industry Co., Ltd.	2,737,132	7,258,762	2.34%
Lite-On Technology Corp.	4,176,000	6,047,577	1.95%
Taiwan Semiconductor
Manufacturing Co., Ltd.	1,194,000	12,460,708	4.01%
		34,858,896	11.23%

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Schedule of Investments (Continued)
February 29, 2020

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 93.28% (Continued)
Thailand – 2.25%
Bangkok Bank
Public Co., Ltd.	391,600	$1,631,925	0.53%
Bangkok Bank
Public Co., Ltd. – NVDR	255,400	1,064,335	0.34%
Siam Commercial Bank
PLC – NVDR	1,555,200	4,300,149	1.38%
		6,996,409	2.25%

Turkey – 2.98%
Akbank T.A.S. (a)	3,188,752	3,459,610	1.11%
Ford Otomotiv Sanayi A.S.	462,686	5,792,161	1.87%
		9,251,771	2.98%

United Arab Emirates – 2.54%
Abu Dhabi Commercial
Bank PJSC	4,054,188	7,870,281	2.54%

United Kingdom – 3.39%
Antofagasta PLC	399,362	3,850,555	1.24%
Standard Chartered PLC	926,334	6,681,995	2.15%
		10,532,550	3.39%

United States – 4.14%
Cognizant Technology
Solutions Corp. – Class A	119,636	7,289,421	2.35%
Flextronics
International, Ltd. (a)	501,861	5,575,676	1.79%
		12,865,097	4.14%
Total Common Stocks
(Cost $336,358,552)		289,617,171	93.28%

PREFERRED STOCKS – 2.90%
Brazil – 1.44%
Cia Energetica de
Minas Gerais, 5.29%	1,447,970	4,465,105	1.44%

Republic of Korea – 1.46%
Hyundai Motor Co., 3.48%	82,923	4,526,797	1.46%
Total Preferred Stocks
(Cost $10,904,481)		8,991,902	2.90%

SHORT-TERM INVESTMENT – 3.68%
Money Market Fund – 3.68%
Fidelity Institutional
Government Portfolio –
Class I, 1.46% (b)	11,440,789	11,440,789	3.68%
Total Short-Term Investment
(Cost $11,440,789)		11,440,789	3.68%
Total Investments
(Cost $358,703,822) – 99.86%		310,049,862	99.86%
Other Assets in Excess
of Liabilities – 0.14%		432,929	0.14%
TOTAL NET ASSETS – 100.00%		$310,482,791	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depository Receipt
GDR	Global Depository Receipt
NVDR	Non-voting Depository Receipt
PJSC	Private Joint Stock Company
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	The rate listed is the 7-day annualized yield as of February 29, 2020.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Portfolio Diversification
February 29, 2020

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$16,011,848	5.16%
Consumer Discretionary	24,965,338	8.04%
Consumer Staples	17,445,352	5.62%
Energy	21,349,007	6.88%
Financials	70,978,829	22.86%
Health Care	6,338,659	2.04%
Industrials	14,944,281	4.81%
Information Technology	65,410,742	21.07%
Materials	21,033,141	6.77%
Utilities	31,139,974	10.03%
Total Common Stocks	289,617,171	93.28%

PREFERRED STOCKS
Consumer Discretionary	4,526,797	1.46%
Utilities	4,465,105	1.44%
Total Preferred Stocks	8,991,902	2.90%
Short-Term Investment	11,440,789	3.68%
Total Investments	310,049,862	99.86%
Other Assets in Excess
of Liabilities	432,929	0.14%
Total Net Assets	$310,482,791	100.00%

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Portfolio Allocation
February 29, 2020 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments of long securities as of February 29, 2020.

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments of short securities as of February 29, 2020.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Long/Short Value Fund
Schedule of Investments
February 29, 2020

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 95.90%
Consumer Discretionary – 18.95%
Booking Holdings, Inc. (a)(d)	221	$374,741	1.70%
Expedia Group, Inc.	3,673	362,231	1.64%
Ford Motor Co. (d)	49,996	347,972	1.58%
Gildan Activewear, Inc. (b)	10,100	244,622	1.11%
H&R Block, Inc. (d)	18,745	387,459	1.76%
Interpublic Group Cos., Inc. (d)	3,503	74,824	0.34%
Lear Corp.	4,885	543,212	2.47%
Lennar Corp. – Class A	6,597	398,063	1.81%
Newell Brands, Inc.	21,094	325,480	1.48%
Omnicom Group, Inc. (d)	11,150	772,473	3.51%
PVH Corp.	4,611	341,721	1.55%
		4,172,798	18.95%

Energy – 6.65%
Baker Hughes, a GE Co.	11,043	177,682	0.81%
Cenovus Energy, Inc. (b)(d)	22,264	164,086	0.74%
ExxonMobil Corp. (d)	3,755	193,157	0.88%
Halliburton Co. (d)	20,228	343,067	1.56%
National Oilwell Varco, Inc.	26,680	499,183	2.27%
Royal Dutch Shell
PLC – ADR (d)	1,972	86,827	0.39%
		1,464,002	6.65%

Financial Services – 27.86%
American International
Group, Inc. (d)	10,583	446,179	2.03%
Axis Capital Holdings,
Ltd. (b)(d)	10,080	565,690	2.57%
Bank of America Corp. (d)	14,153	403,360	1.83%
Capital One Financial Corp. (d)	6,717	592,842	2.69%
CBRE Group, Inc. – Class A (a)	2,144	120,364	0.55%
Chubb, Ltd. (b)	2,881	417,831	1.90%
Citigroup, Inc. (d)	8,218	521,514	2.37%
Equitable Holdings, Inc.	19,747	422,586	1.92%
Goldman Sachs Group, Inc. (d)	1,440	289,109	1.31%
JPMorgan Chase & Co. (d)	2,376	275,877	1.25%
KKR & Co., Inc. – Class A	7,108	203,289	0.92%
Metlife, Inc. (d)	10,457	446,723	2.03%
Morgan Stanley (d)	9,051	407,567	1.85%
RenaissanceRe Holdings, Ltd. (b)	2,272	387,149	1.76%
UBS Group AG (b)	9,311	102,421	0.47%
Voya Financial, Inc. (d)	6,326	333,001	1.51%
Wells Fargo & Co. (d)	4,833	197,428	0.90%
		6,132,930	27.86%

Health Care – 11.07%
AbbVie, Inc.	5,054	433,178	1.97%
AmerisourceBergen Corp. (d)	1,521	128,251	0.58%
Anthem, Inc.	408	104,893	0.48%
Gilead Sciences, Inc.	4,458	309,207	1.40%
Humana, Inc.	1,250	399,600	1.82%
McKesson Corp. (d)	3,898	545,174	2.48%
Mylan N.V. (a)(b)(d)	6,063	104,223	0.47%
UnitedHealth Group, Inc.	1,618	412,525	1.87%
		2,437,051	11.07%

Materials & Processing – 1.72%
JELD-WEN Holding, Inc. (a)(d)	20,134	378,519	1.72%

Producer Durables – 12.25%
AECOM Technology
Corp. (a)(d)	8,135	365,587	1.66%
CH Robinson Worldwide, Inc.	3,657	251,967	1.14%
General Electric Co.	44,977	489,350	2.22%
Genpact, Ltd. (b)(d)	10,240	393,830	1.79%
MAXIMUS, Inc.	1,681	105,937	0.48%
Ryder System, Inc. (d)	7,134	271,377	1.23%
Stanley Black & Decker, Inc.	2,437	350,197	1.59%
Terex Corp. (d)	8,019	176,498	0.80%
Wabtec Corp.	4,274	293,624	1.34%
		2,698,367	12.25%

Technology – 9.22%
Amdocs, Ltd. (b)(d)	6,121	390,214	1.77%
Avnet, Inc. (d)	11,456	351,470	1.60%
Cognizant Technology
Solutions Corp. – Class A (d)	8,304	505,963	2.30%
Hewlett Packard
Enterprise Co. (d)	23,118	295,679	1.34%
Oracle Corp. (d)	9,826	485,994	2.21%
		2,029,320	9.22%

Utilities – 8.18%
AES Corp.	23,797	398,124	1.81%
Edison International (d)	8,529	573,063	2.60%
j2 Global, Inc.	4,738	413,770	1.88%
Verizon Communications, Inc.	7,674	415,624	1.89%
		1,800,581	8.18%
Total Common Stocks
(Cost $24,124,470)		21,113,568	95.90%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Investments (Continued)
February 29, 2020

			% of
	Shares	Fair Value	Net Assets
REITs – 8.71%
Financial Services – 8.71%
Brixmor Property Group, Inc.	21,822	$397,379	1.81%
Lamar Advertising Co. –
Class A (d)	4,876	408,316	1.85%
Sabra Health Care REIT, Inc.	9,831	192,196	0.87%
Service Properties Trust (d)	5,362	96,945	0.44%
Starwood Property Trust, Inc.	18,229	404,319	1.84%
Ventas, Inc.	7,805	419,675	1.90%
Total REITs
(Cost $1,990,446)		1,918,830	8.71%

SHORT-TERM INVESTMENT – 0.19%
Money Market Fund – 0.19%
Fidelity Institutional
Government Portfolio –
Class I, 1.46% (c)	41,291	41,291	0.19%
Total Short-Term Investment
(Cost $41,291)		41,291	0.19%
Total Investments
(Cost $26,156,207) – 104.80%		23,073,689	104.80%
Liabilities in Excess
of Other Assets – (4.80)%		(1,057,379)	(4.80)%
TOTAL NET ASSETS – 100.00%		$22,016,310	100.00%

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the 7-day annualized yield as of February 29, 2020.
(d)	All or a portion of the security has been pledged in connection with open short securities.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short
February 29, 2020

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 56.19%
Consumer Discretionary – 7.38%
Amazon.com, Inc. (a)	97	$182,724	0.83%
Chegg, Inc. (a)	5,102	200,050	0.91%
Estee Lauder Cos., Inc. – Class A	695	127,602	0.58%
Five Below, Inc. (a)	1,669	161,810	0.73%
Liberty Global PLC –
Class A (a)(b)	9,343	182,375	0.83%
Madison Square Garden
Co. – Class A (a)	448	119,983	0.55%
New York Times Co. – Class A	4,253	159,317	0.72%
Service Corp. International	2,785	133,095	0.60%
Vail Resorts, Inc.	512	108,856	0.49%
VF Corp.	1,913	137,736	0.63%
Yum! Brands, Inc.	1,247	111,295	0.51%
		1,624,843	7.38%

Financial Services – 2.72%
Markel Corp. (a)	164	193,782	0.88%
MasterCard, Inc. – Class A	363	105,361	0.48%
Weyerhaeuser Co.	6,473	168,169	0.76%
Zillow Group, Inc. – Class A (a)	2,358	131,270	0.60%
		598,582	2.72%

Health Care – 14.01%
Align Technology, Inc. (a)	687	150,007	0.68%
Amarin Corp PLC – ADR (a)(b)	8,325	122,128	0.56%
BioMarin Pharmaceutical, Inc. (a)	2,292	207,128	0.94%
Blueprint Medicines Corp. (a)	2,471	133,755	0.61%
Elanco Animal Health, Inc. (a)	6,938	190,101	0.86%
Exact Sciences Corp. (a)	2,084	168,700	0.77%
FibroGen, Inc. (a)	4,401	183,962	0.84%
Guardant Health, Inc. (a)	2,392	208,008	0.95%
Haemonetics Corp. (a)	1,646	178,311	0.81%
IDEXX Laboratories, Inc. (a)	443	112,748	0.51%
Incyte Corp. (a)	1,692	127,594	0.58%
Moderna, Inc. (a)	10,197	264,408	1.20%
Nektar Therapeutics (a)	9,813	204,209	0.93%
Neogen Corp. (a)	2,443	148,412	0.67%
Penumbra, Inc. (a)	1,116	185,100	0.84%
Sarepta Therapeutics, Inc. (a)	1,407	161,059	0.73%
Tandem Diabetes Care, Inc. (a)	2,071	154,621	0.70%
Veeva Systems, Inc. – Class A (a)	1,290	183,141	0.83%
		3,083,392	14.01%

Materials & Processing – 5.05%
Air Products and Chemicals, Inc.	724	158,998	0.72%
AptarGroup, Inc.	1,671	168,888	0.77%
Armstrong World Industries, Inc.	1,987	198,998	0.90%
Lennox International, Inc.	682	155,585	0.71%
RBC Bearings, Inc. (a)	1,101	188,480	0.86%
Vulcan Materials Co.	894	107,512	0.49%
W.R. Grace & Co.	2,349	132,859	0.60%
		1,111,320	5.05%

Producer Durables – 5.53%
Axon Enterprise, Inc. (a)	2,123	164,256	0.75%
Boeing Co.	573	157,638	0.72%
Brink’s Co.	2,382	186,487	0.85%
CSX Corp.	2,488	175,280	0.80%
Mettler-Toledo
International, Inc. (a)	262	183,845	0.83%
Norfolk Southern Corp.	872	159,009	0.72%
Rollins, Inc.	5,077	190,083	0.86%
		1,216,598	5.53%

Technology – 19.52%
Atlassian Corp. PLC –
Class A (a)(b)	1,227	177,866	0.81%
Autodesk, Inc. (a)	1,049	200,233	0.91%
Avalara, Inc. (a)	2,101	178,060	0.81%
Cadence Design
Systems, Inc. (a)	2,758	182,414	0.83%
Cognex Corp.	3,522	156,870	0.71%
Cree, Inc. (a)	4,183	187,106	0.85%
Dropbox, Inc. – Class A (a)	11,125	217,605	0.99%
Elastic N.V. (a)(b)	2,532	187,014	0.85%
GoDaddy, Inc. – Class A (a)	2,675	187,196	0.85%
HubSpot, Inc. (a)	1,002	179,809	0.82%
Marvell Technology
Group, Ltd. (b)	6,908	147,140	0.67%
MongoDB, Inc. (a)	1,122	171,105	0.78%
Pinterest, Inc. – Class A (a)	8,199	159,880	0.73%
PTC, Inc. (a)	2,158	163,037	0.74%
RealPage, Inc. (a)	2,767	177,365	0.81%
ServiceNow, Inc. (a)	534	174,132	0.79%
Smartsheet, Inc. – Class A (a)	3,628	167,976	0.76%
Twilio, Inc. – Class A (a)	1,430	161,075	0.73%
Twitter, Inc. (a)	4,870	161,684	0.73%
VeriSign, Inc. (a)	871	165,272	0.75%
ViaSat, Inc. (a)	2,810	161,575	0.73%
Workday, Inc. – Class A (a)	999	173,077	0.79%
Zendesk, Inc. (a)	2,054	162,903	0.74%

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Schedule of Securities Sold Short (Continued)
February 29, 2020

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 56.19% (Continued)
Technology – 19.52% (Continued)
Zoom Video Communications,
Inc. – Class A (a)	1,393	$146,265	0.66%
Zscaler, Inc. (a)	2,902	150,875	0.68%
		4,297,534	19.52%

Utilities – 1.98%
GCI Liberty, Inc. – Class A (a)	1,736	119,975	0.53%
Iridium Communications, Inc. (a)	5,999	162,393	0.74%
U.S. Cellular Corp. (a)	4,993	156,830	0.71%
		439,198	1.98%
Total Common Stocks
(Proceeds $12,756,973)		12,371,467	56.19%

REITs – 1.26%
Financial Services – 1.26%
Brookfield Property REIT,
Inc. – Class A	6,863	111,936	0.51%
JBG SMITH Properties	4,527	166,050	0.75%
Total REITs
(Proceeds $311,612)		277,986	1.26%
TOTAL SECURITIES
SOLD SHORT
(Proceeds $13,068,585) – 57.45%		$12,649,453	57.45%

Percentages are stated as a percent of net assets.

As of February 29, 2020, securities and cash collateral of $10,844,370 has been pledged in connection with open short securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Portfolio Allocation
February 29, 2020 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 29, 2020.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena Small Cap Value Fund
Schedule of Investments
February 29, 2020

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 93.41%
Consumer Discretionary – 8.48%
Avis Budget Group, Inc. (a)	32,241	$1,043,803	3.27%
Dana, Inc.	34,730	499,417	1.57%
Hooker Furniture Corp.	30,476	573,254	1.80%
Motorcar Parts of
America, Inc. (a)	35,160	588,578	1.84%
		2,705,052	8.48%

Consumer Staples – 6.88%
Spectrum Brands
Holdings, Inc.	20,872	1,124,792	3.53%
Universal Corp.	21,686	1,070,204	3.35%
		2,194,996	6.88%

Energy – 5.49%
Murphy Oil Corp.	40,477	762,991	2.39%
NexTier Oilfield
Solutions, Inc. (a)	211,926	987,576	3.10%
		1,750,567	5.49%

Financial Services – 29.58%
American Equity Investment
Life Holding Co.	32,675	826,024	2.59%
Argo Group International
Holdings, Ltd. (b)	8,151	458,575	1.44%
Associated Banc-Corp.	56,541	957,239	3.00%
Axis Capital Holdings, Ltd. (b)	23,711	1,330,662	4.17%
CNO Financial Group, Inc.	56,615	906,972	2.84%
First Midwest Bancorp, Inc.	39,488	716,707	2.25%
Hope Bancorp, Inc.	71,083	867,923	2.72%
Realogy Holdings Corp.	24,961	231,388	0.72%
Synovus Financial Corp.	18,431	534,868	1.68%
TCF Financial Corp.	16,749	610,334	1.91%
Univest Financial Corp.	25,438	595,249	1.87%
Webster Financial Corp.	21,763	826,341	2.59%
WSFS Financial Corp.	16,641	573,449	1.80%
		9,435,731	29.58%

Health Care – 4.21%
Triple-S Management
Corp. – Class B (a)(b)	44,987	674,355	2.11%
Varex Imaging Corp. (a)	28,885	670,710	2.10%
		1,345,065	4.21%

Materials & Processing – 9.84%
Gibraltar Industries, Inc. (a)	3,323	168,376	0.53%
JELD-WEN Holding, Inc. (a)	57,463	1,080,304	3.39%
Masonite International
Corp. (a)(b)	16,281	1,196,654	3.75%
Olin Corp.	42,845	693,661	2.17%
		3,138,995	9.84%

Producer Durables – 18.19%
Enerpac Tool Group Corp.	43,654	932,886	2.92%
KBR, Inc.	11,912	309,236	0.97%
REV Group, Inc.	105,668	827,380	2.59%
Ryder System, Inc.	23,858	907,558	2.85%
Steelcase, Inc.	15,582	252,740	0.79%
Sykes Enterprises, Inc. (a)	19,726	624,920	1.96%
Terex Corp.	47,017	1,034,844	3.24%
TriMas Corp. (a)	36,094	914,983	2.87%
		5,804,547	18.19%

Technology – 10.74%
Avnet, Inc.	17,140	525,855	1.65%
Celestica, Inc. (a)(b)	109,876	694,416	2.18%
Insight Enterprises, Inc. (a)	2,672	147,200	0.46%
Plantronics, Inc.	11,950	164,074	0.51%
ScanSource, Inc. (a)	31,596	898,274	2.82%
Super Micro Computer, Inc. (a)	39,217	995,328	3.12%
		3,425,147	10.74%
Total Common Stocks
(Cost $34,821,975)		29,800,100	93.41%

REIT – 0.76%
Financial Services – 0.76%
DiamondRock Hospitality Co.	26,446	241,188	0.76%
Total REIT
(Cost $288,836)		241,188	0.76%

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Schedule of Investments (Continued)
February 29, 2020

			% of
	Shares	Fair Value	Net Assets
SHORT-TERM INVESTMENT – 5.58%
Money Market Fund – 5.58%
Fidelity Institutional
Government Portfolio –
Class I, 1.46% (c)	1,781,797	$1,781,797	5.58%
Total Short-Term Investment
(Cost $1,781,797)		1,781,797	5.58%
Total Investments
(Cost $36,892,608) – 99.75%		31,823,085	99.75%
Other Assets in Excess
of Liabilities – 0.25%		79,631	0.25%
TOTAL NET ASSETS – 100.00%		$31,902,716	100.00%

Percentages are stated as a percent of net assets.

REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate listed is the 7-day annualized yield as of February 29, 2020.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Allocation
February 29, 2020 (Unaudited)

The portfolio’s holdings and allocations are subject to change. The percentages are of total investments as of February 29, 2020.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

Pzena International Small Cap Value Fund
Schedule of Investments
February 29, 2020

			% of
	Shares	Fair Value	Net Assets
COMMON STOCKS – 95.99%
Australia – 1.53%
OFX Group, Ltd.	40,912	$34,381	1.53%

Austria – 2.88%
Vienna Insurance Group AG
Wiener Versicherung Gruppe	2,662	64,652	2.88%

Belgium – 1.56%
Orange Belgium S.A.	1,835	34,843	1.56%

Canada – 9.37%
Celestica, Inc. (a)	8,598	54,192	2.42%
Dorel Industries, Inc. –
Class B (a)	5,227	14,448	0.64%
Genworth MI Canada, Inc.	1,105	42,932	1.92%
Linamar Corp.	1,737	47,778	2.13%
Transcontinental, Inc. – Class A	4,199	50,741	2.26%
		210,091	9.37%

France – 12.59%
Coface S.A.	4,896	53,698	2.39%
Europcar Mobility Group	15,545	58,930	2.63%
Ipsos	2,301	70,744	3.16%
Rexel S.A.	7,873	96,474	4.30%
Technicolor S.A. (a)	9,732	2,553	0.11%
		282,399	12.59%

Germany – 8.00%
Bertrandt AG	630	29,524	1.32%
Deutsche Pfandbriefbank AG	3,510	49,288	2.20%
Salzgitter AG	6,097	100,524	4.48%
		179,336	8.00%

Hong Kong – 4.52%
Ju Teng International
Holdings, Ltd.	196,000	43,500	1.94%
Pacific Basin Shipping, Ltd.	389,000	57,888	2.58%
		101,388	4.52%

Italy – 7.36%
Anima Holding S.p.A.	7,477	32,588	1.45%
BPER Banca	5,624	22,345	1.00%
Danieli & C Officine
Meccaniche S.p.A.	6,998	64,893	2.89%
Maire Tecnimont S.p.A.	17,677	45,235	2.02%
		165,061	7.36%

Japan – 15.53%
DIC Corp.	2,700	64,058	2.86%
Foster Electric Co., Ltd.	5,800	77,272	3.45%
Fukuoka Financial Group, Inc.	2,800	42,677	1.90%
Hitachi Metals, Ltd.	5,900	84,403	3.76%
Tsubakimoto Chain Co.	1,100	30,014	1.34%
Zeon Corp.	5,200	49,802	2.22%
		348,226	15.53%

Netherlands – 7.78%
Flow Traders	3,274	78,359	3.49%
Koninklijke BAM Groep N.V.	17,556	47,599	2.12%
PostNL N.V.	32,013	48,593	2.17%
		174,551	7.78%

Norway – 1.64%
Subsea 7 S.A.	4,200	36,846	1.64%

Republic of Korea – 4.23%
DB Insurance Co., Ltd.	1,402	49,985	2.23%
Hankook Tire &
Technology Co., Ltd.	2,139	44,911	2.00%
		94,896	4.23%

Spain – 2.09%
Unicaja Banco S.A.	50,812	46,838	2.09%

Switzerland – 1.32%
Aryzta AG (a)	34,673	29,649	1.32%

United Kingdom – 15.59%
Balfour Beatty PLC	13,821	43,628	1.95%
Capita PLC (a)	24,522	40,653	1.81%
Drax Group PLC	20,547	71,130	3.17%
John Wood Group PLC	14,552	68,325	3.05%
Northgate PLC	20,071	63,563	2.83%
Petrofac, Ltd.	7,696	31,408	1.40%
SIG PLC	38,172	30,883	1.38%
		349,590	15.59%
Total Common Stocks
(Cost $2,781,018)		2,152,747	95.99%

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Schedule of Investments (Continued)
February 29, 2020

			% of
	Shares	Fair Value	Net Assets
SHORT-TERM INVESTMENT – 5.35%
Money Market Fund – 5.35%
Fidelity Institutional
Government Portfolio –
Class I, 1.46% (b)	119,958	$119,958	5.35%
Total Short-Term Investment
(Cost $119,958)		119,958	5.35%
Total Investments
(Cost $2,900,976) – 101.34%		2,272,705	101.34%
Liabilities in Excess
of Other Assets – (1.34)%		(29,952)	(1.34)%
TOTAL NET ASSETS – 100.00%		$2,242,753	100.00%

Percentages are stated as a percent of net assets.

PLC	Public Limited Company
(a)	Non-income producing security.
(b)	The rate listed is the 7-day annualized yield as of February 29, 2020.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Portfolio Diversification
February 29, 2020

	Fair	% of
	Value	Net Assets
COMMON STOCKS
Communication Services	$108,140	4.82%
Consumer Discretionary	184,409	8.22%
Consumer Staples	29,649	1.32%
Energy	136,579	6.09%
Financials	517,743	23.09%
Industrials	708,620	31.60%
Information Technology	97,691	4.36%
Materials	298,786	13.32%
Utilities	71,130	3.17%
Total Common Stocks	2,152,747	95.99%
Short-Term Investment	119,958	5.35%
Total Investments	2,272,705	101.34%
Liabilities in Excess
of Other Assets	(29,952)	(1.34)%
Total Net Assets	$2,242,753	100.00%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by Pzena Investment Management, LLC.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities
February 29, 2020

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	LONG/SHORT
	VALUE FUND	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $65,588,511,
$358,703,822, and $26,156,207, respectively)	$55,283,942	$310,049,862	$23,073,689
Foreign currency, at value (cost $0, $58,806, and $0, respectively)	—	58,072	—
Deposits for short sales	—	—	12,638,344
Receivables:
Fund shares sold	—	1,304,877	—
Securities sold	—	5,723	—
Dividends and interest	125,614	1,289,937	38,436
Dividend tax reclaim	—	93,132	—
Prepaid expenses	21,036	29,307	20,450
Total assets	55,430,592	312,830,910	35,770,919
LIABILITIES:
Securities sold short, at value (proceeds received $0, $0, and $13,068,585, respectively)	—	—	12,649,453
Payables:
Margin	—	—	1,010,567
Securities purchased	—	1,290,676	—
Fund shares redeemed	79,828	660,330	—
Due to Advisor (Note 4)	26,207	222,374	11,265
Audit fees	22,500	22,500	22,500
Administration fees	21,150	63,108	21,710
Transfer agent fees and expenses	9,477	14,350	8,920
12b-1 distribution fees – Investor Class	8,541	15,180	1,922
Chief Compliance Officer fee	2,500	2,500	2,500
Shareholder reporting	2,331	13,821	1,355
Trustee fees and expenses	988	1,165	1,447
Miscellaneous	962	93	2,461
Custody fees	883	39,114	8,608
Fund accounting fees	559	1,494	1,992
Shareholder servicing fees	199	1,007	—
Legal fees	181	—	307
Currency	—	407	—
Dividends payable	—	—	8,015
Broker interest and fees payable	—	—	1,587
Total liabilities	176,306	2,348,119	13,754,609
NET ASSETS	$55,254,286	$310,482,791	$22,016,310
NET ASSETS CONSIST OF:
Paid-in capital	$63,321,594	$358,408,309	$25,578,051
Total distributable earnings	(8,067,308)	(47,925,518)	(3,561,741)
Net assets	$55,254,286	$310,482,791	$22,016,310
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$3,386,914	$10,562,691	$1,382,784
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	311,865	1,178,534	152,827
Net asset value, offering and redemption price per share(1)	$10.86	$8.96	$9.05
Institutional Class:
Net assets	$51,867,372	$299,920,100	$20,633,526
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	4,836,628	33,412,137	2,247,361
Net asset value, offering and redemption price per share(1)	$10.72	$8.98	$9.18

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase for the Mid Cap Value Fund and 60 days for the Emerging Markets Value Fund and Long/Short Value Fund.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Assets and Liabilities (Continued)
February 29, 2020

		PZENA
	PZENA	INTERNATIONAL
	SMALL CAP	SMALL CAP
	VALUE FUND	VALUE FUND
ASSETS:
Investments in securities, at value (cost $36,892,608 and $2,900,976, respectively)	$31,823,085	$2,272,705
Foreign currency, at value (cost $0 and $2,178, respectively)	—	2,216
Receivables:
Fund shares sold	138,156	5,000
Dividends and interest	66,717	1,890
Dividend tax reclaim	—	2,153
Due from Advisor (Note 4)	—	16,025
Prepaid expenses	18,861	5,096
Total assets	32,046,819	2,305,085
LIABILITIES:
Payables:
Securities purchased	64,402	1,614
Fund Shares Redeemed	3,600	—
Due to Advisor (Note 4)	11,155	—
Audit fees	22,500	22,500
Administration fees	21,295	21,285
Transfer agent fees and expenses	10,157	8,449
12b-1 distribution fees – Investor Class	1,878	955
Chief Compliance Officer fee	2,500	2,500
Shareholder reporting	1,810	467
Trustee fees and expenses	980	968
Miscellaneous	1,967	1,201
Custody fees	1,043	2,251
Fund accounting fees	509	—
Legal fees	307	142
Total liabilities	144,103	62,332
NET ASSETS	$31,902,716	$2,242,753
NET ASSETS CONSIST OF:
Paid-in capital	$36,828,855	$2,866,324
Total distributable earnings	(4,926,139)	(623,571)
Net assets	$31,902,716	$2,242,753
CALCULATION OF NET ASSET VALUE PER SHARE
Investor Class:
Net assets	$1,310,118	$818,645
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	136,866	109,386
Net asset value, offering and redemption price per share(1)	$9.57	$7.48
Institutional Class:
Net assets	$30,592,598	$1,424,108
Shares outstanding [unlimited number of shares (par value $0.01) authorized]	3,186,000	190,174
Net asset value, offering and redemption price per share(1)	$9.60	$7.49

(1)	A redemption fee of 1.00% is assessed against shares redeemed within 30 days of purchase for the Small Cap Value Fund and 60 days for the International Small Cap Value Fund.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations
For the year ended February 29, 2020

		PZENA
	PZENA	EMERGING	PZENA
	MID CAP	MARKETS	LONG/SHORT
	VALUE FUND	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and issuance fees of $3,726,
$1,462,150, and $2,049, respectively)	$1,175,529	$9,656,369	$591,573
Interest income	25,276	212,382	206,757
Total investment income	1,200,805	9,868,751	798,330

EXPENSES:
Investment advisory fees (Note 4)	426,683	3,151,397	361,299
Administration fees (Note 4)	84,580	260,483	86,071
Transfer agent fees and expenses (Note 4)	36,952	56,286	35,135
Federal and state registration fees	27,377	67,016	26,538
Audit fees	22,500	22,500	22,500
12b-1 distribution fees – Investor Class (Note 5)	20,461	33,959	4,228
Trustee fees and expenses	19,152	22,548	19,322
Chief Compliance Officer fees (Note 4)	10,166	10,167	10,167
Shareholder servicing fees – Investor Class	6,830	13,539	596
Legal fees	5,878	5,600	6,003
Custody fees (Note 4)	5,533	237,116	49,274
Reports to shareholders	3,727	25,291	2,959
Insurance expense	2,318	4,341	2,085
Fund accounting fees (Note 4)	2,142	6,834	7,734
Other expenses	5,690	8,649	6,801
Total expenses before dividend and interest expense on securities sold short	679,989	3,925,726	640,712
Dividend and interest expense on securities sold short	—	—	160,798
Total expenses before advisory fee waiver	679,989	3,925,726	801,510
Advisory fee waiver (Note 4)	(172,679)	(66,131)	(214,372)
Net expenses	507,310	3,859,595	587,138
NET INVESTMENT INCOME	693,495	6,009,156	211,192

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) on transactions from:
Investments	2,002,490	10,013,385	935,704
Foreign currency	(31)	(199,963)	(5)
Securities sold short	—	—	(1,919,840)
Net change in unrealized appreciation/(depreciation) from:
Investments	(5,430,045)	(55,054,552)	(1,590,917)
Foreign currency	—	(60,961)	—
Securities sold short	—	—	554,973
Net loss on investments, foreign currency, and securities sold short	(3,427,586)	(45,302,091)	(2,020,085)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,734,091)	$(39,292,935)	$(1,808,893)

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Statements of Operations (Continued)
For the year ended February 29, 2020

		PZENA
	PZENA	INTERNATIONAL
	SMALL CAP	SMALL CAP
	VALUE FUND	VALUE FUND
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld and issuance fees of $0 and $7,360, respectively)	$549,629	$66,733
Interest income	22,960	1,865
Total investment income	572,589	68,598

EXPENSES:
Investment advisory fees (Note 4)	277,018	19,490
Administration fees (Note 4)	84,671	85,039
Transfer agent fees and expenses (Note 4)	39,775	33,081
Federal and state registration fees	32,410	40,090
Audit fees	22,500	22,500
12b-1 distribution fees – Investor Class (Note 5)	10,575	2,245
Trustee fees and expenses	19,332	18,879
Chief Compliance Officer fees (Note 4)	10,167	10,166
Shareholder servicing fees – Investor Class (Note 6)	3,060	—
Legal fees	6,008	5,838
Custody fees (Note 4)	8,400	12,529
Reports to shareholders	4,681	1,323
Insurance expense	1,989	1,241
Fund accounting fees (Note 4)	2,044	3,699
Other expenses	6,698	2,914
Total expenses before advisory fee waiver and expense reimbursement	529,328	259,034
Advisory fee waiver and expense reimbursement (Note 4)	(194,936)	(234,010)
Net expenses	334,392	25,024
NET INVESTMENT INCOME	238,197	43,574

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain on transactions from:
Investments	275,065	3,003
Foreign currency	—	34
Net change in unrealized depreciation from:
Investments	(5,143,249)	(444,146)
Foreign currency	—	(8)
Net loss on investments and foreign currency	(4,868,184)	(441,117)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,629,987)	$(397,543)

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund
Statements of Changes in Net Assets

	Year Ended		Year Ended
	February 29,		February 28,
	2020		2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$693,495		$511,786
Net realized gain/(loss) from:
Investments	2,002,490		863,977
Foreign currency	(31)		(66)
Change in unrealized depreciation on investments	(5,430,045)		(4,952,625)
Net decrease in net assets resulting from operations	(2,734,091)		(3,576,928)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(76,081)		(186,228)
Net dividends and distributions to shareholders – Institutional Class	(665,359)		(1,242,621)
Net decrease in net assets resulting from distributions paid	(741,440)		(1,428,849)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	658,380		1,853,880
Proceeds from shares subscribed – Institutional Class	25,734,478		6,353,272
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	76,036		186,121
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	665,359		1,242,621
Payments for shares redeemed – Investor Class	(6,518,926	)(1)	(794,226	)(3)
Payments for shares redeemed – Institutional Class	(4,733,502	)(2)	(2,718,136	)(4)
Net increase in net assets derived from capital share transactions	15,881,825		6,123,532

TOTAL INCREASE IN NET ASSETS	12,406,294		1,117,755

NET ASSETS:
Beginning of year	42,847,992		41,730,237
End of year	$55,254,286		$42,847,992

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	55,595		154,546
Shares sold – Institutional Class	2,215,532		514,634
Shares issued in reinvestments of dividends and distributions – Investor Class	6,092		17,330
Shares issued in reinvestments of dividends and distributions – Institutional Class	54,050		117,228
Shares redeemed – Investor Class	(519,675)		(67,105)
Shares redeemed – Institutional Class	(397,990)		(228,727)
Net increase in shares outstanding	1,413,604		507,906

(1)	Net of redemption fees of $99.
(2)	Net of redemption fees of $3.
(3)	Net of redemption fees of $24.
(4)	Net of redemption fees of $5,811.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund
Statements of Changes in Net Assets

	Year Ended		Year Ended
	February 29,		February 28,
	2020		2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$6,009,156		$2,840,259
Net realized gain/(loss) from:
Investments	10,013,385		323,097
Foreign currency	(199,963)		(299,241)
Change in unrealized depreciation on:
Investments	(55,054,552)		(946,778)
Foreign currency	(60,961)		(304)
Net increase/(decrease) in net assets resulting from operations	(39,292,935)		1,917,033

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(564,052)		(103,483)
Net dividends and distributions to shareholders – Institutional Class	(12,725,473)		(2,888,037)
Net decrease in net assets resulting from distributions paid	(13,289,525)		(2,991,520)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	9,107,546		8,663,630
Proceeds from shares subscribed – Institutional Class	101,445,340		283,979,019
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	563,923		103,147
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	10,253,444		2,270,656
Payments for shares redeemed – Investor Class	(9,803,871	)(1)	(6,140,004	)(3)
Payments for shares redeemed – Institutional Class	(59,847,325	)(2)	(28,701,540	)(4)
Net increase in net assets derived from capital share transactions	51,719,057		260,174,908

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(863,403)		259,100,421

NET ASSETS:
Beginning of year	311,346,194		52,245,773
End of year	$310,482,791		$311,346,194

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	899,728		832,127
Shares sold – Institutional Class	10,035,805		27,288,062
Shares issued in reinvestments of dividends and distributions – Investor Class	56,619		10,588
Shares issued in reinvestments of dividends and distributions – Institutional Class	1,028,430		233,057
Shares redeemed – Investor Class	(990,863)		(591,404)
Shares redeemed – Institutional Class	(5,893,226)		(2,875,618)
Net increase in shares outstanding	5,136,493		24,896,812

(1)	Net of redemption fees of $842.
(2)	Net of redemption fees of $11,385.
(3)	Net of redemption fees of $1,616.
(4)	Net of redemption fees of $1,992.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Statements of Changes in Net Assets

	Year Ended	Year Ended
	February 29,	February 28,
	2020	2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$211,192	$153,045
Net realized gain/(loss) from:
Investments	935,704	1,223,799
Foreign currency	(5)	(7)
Securities sold short	(1,919,840)	(960,385)
Net change in unrealized appreciation/(depreciation) on:
Investments	(1,590,917)	(2,150,744)
Securities sold short	554,973	(88,457)
Net decrease in net assets resulting from operations	(1,808,893)	(1,822,749)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(29,871)	(14,215)
Net dividends and distributions to shareholders – Institutional Class	(369,864)	(257,618)
Net decrease in net assets resulting from distributions paid	(399,735)	(271,833)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	300,000	386,923
Proceeds from shares subscribed – Institutional Class	113,163	5,837,025
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	29,849	14,204
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	369,864	257,618
Payments for shares redeemed – Investor Class	(344,761)	(1,189,362)
Payments for shares redeemed – Institutional Class	(97,341)	(419,777)
Net increase in net assets derived from capital share transactions	370,774	4,886,631

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(1,837,854)	2,792,049

NET ASSETS:
Beginning of year	23,854,164	21,062,115
End of year	$22,016,310	$23,854,164

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	30,062	37,140
Shares sold – Institutional Class	11,104	535,362
Shares issued in reinvestments of dividends and distributions – Investor Class	2,918	1,475
Shares issued in reinvestments of dividends and distributions – Institutional Class	35,667	26,446
Shares redeemed – Investor Class	(37,016)	(113,119)
Shares redeemed – Institutional Class	(9,328)	(43,121)
Net increase in shares outstanding	33,407	444,183

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund
Statements of Changes in Net Assets

	Year Ended		Year Ended
	February 29,		February 28,
	2020		2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$238,197		$53,682
Net realized gain on investments from investments	275,065		288,345
Net change in unrealized appreciation/(depreciation) on investments	(5,143,249)		98,383
Net increase/(decrease) in net assets resulting from operations	(4,629,987)		440,410

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	—		(223,408)
Net dividends and distributions to shareholders – Institutional Class	(217,287)		(560,261)
Net decrease in net assets resulting from distributions paid	(217,287)		(783,669)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	542,686		1,154,334
Proceeds from shares subscribed – Institutional Class	18,084,168		16,536,202
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	—		223,408
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	197,544		515,499
Payments for shares redeemed – Investor Class	(4,625,248)		(733,967	)(2)
Payments for shares redeemed – Institutional Class	(3,671,403	)(1)	(7,068,058	)(3)
Net increase in net assets derived from capital share transactions	10,527,747		10,627,418

TOTAL INCREASE IN NET ASSETS	5,680,473		10,284,159

NET ASSETS:
Beginning of year	26,222,243		15,938,084
End of year	$31,902,716		$26,222,243

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	52,040		104,467
Shares sold – Institutional Class	1,691,478		1,530,946
Shares issued in reinvestments of dividends and distributions – Investor Class	—		22,521
Shares issued in reinvestments of dividends and distributions – Institutional Class	17,374		51,653
Shares redeemed – Investor Class	(478,179)		(66,852)
Shares redeemed – Institutional Class	(351,050)		(681,145)
Net increase in shares outstanding	931,663		961,590

(1)	Net of redemption fees of $1.
(2)	Net of redemption fees of $12.
(3)	Net of redemption fees of $41.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund
Statements of Changes in Net Assets

		For the Period
	Year Ended	July 2, 2018(1)
	February 29,	through
	2020	February 28, 2019
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS:
Net investment income	$43,574	$7,182
Net realized gain from:
Investments	3,003	28,533
Foreign currency	34	824
Change in unrealized depreciation on:
Investments	(444,146)	(184,124)
Foreign currency	(8)	(3)
Net decrease in net assets resulting from operations	(397,543)	(147,588)

DISTRIBUTIONS:
Net dividends and distributions to shareholders – Investor Class	(19,016)	(16,898)
Net dividends and distributions to shareholders – Institutional Class	(23,450)	(19,076)
Net decrease in net assets resulting from distributions paid	(42,466)	(35,974)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	42,900	1,000,000
Proceeds from shares subscribed – Institutional Class	667,197	1,078,175
Net asset value of shares issued to shareholders
in payment of distributions declared – Investor Class	19,016	16,898
Net asset value of shares issued to shareholders
in payment of distributions declared – Institutional Class	23,450	19,076
Payments for shares redeemed – Institutional Class	(388)	—
Net increase in net assets derived from capital share transactions	752,175	2,114,149

TOTAL INCREASE IN NET ASSETS	312,166	1,930,587

NET ASSETS:
Beginning of period	1,930,587	—
End of period	$2,242,753	$1,930,587

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	5,195	100,000
Shares sold – Institutional Class	76,648	108,614
Shares issued in reinvestments of dividends and distributions – Investor Class	2,186	2,005
Shares issued in reinvestments of dividends and distributions – Institutional Class	2,695	2,263
Shares redeemed – Institutional Class	(45)	—
Net increase in shares outstanding	86,679	212,882

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund
Statement of Cash Flows

Year ended
February 29, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	$(1,808,893)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investments	(12,865,498)
Purchases to cover securities sold short	(30,451,553)
Proceeds from sales of long-term investments	14,331,558
Proceeds from securities sold short	28,375,485
Purchases of short-term investments, net	633,569
Return of capital distributions paid from underlying investments, net	22,642
Net realized gain on investments	(935,704)
Net realized loss on short transactions	1,919,840
Change in unrealized appreciation on investments	1,590,917
Change in unrealized depreciation on short transactions	(554,973)
(Increases)/Decreases in operating assets:
Decrease in dividends and interest receivable	17,653
Decrease in deposits at broker for short sales	767,252
Increase in prepaid expenses and other assets	(1,609)
Increases/(Decreases) in operating liabilities:
Decrease in dividends payable on short positions	(5,556)
Decrease in payable to broker	(1,017,845)
Increase in other accrued expenses	10,099
Net cash used in operating activities	27,384

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	414,737
Payment on shares redeemed	(442,102)
Dividends paid to shareholders, net of reinvestments	(19)
Net cash provided by financing activities	(27,384)

Net change in cash	—

CASH:
Beginning balance	—
Ending balance	$—

SUPPLEMENTAL DISCLOSURES:
Non-cash financing activities – distributions reinvested	$399,713

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended		Year Ended		Year Ended		Year Ended	Year Ended
	February 29,		February 28,		February 28,		February 28,	February 29,
	2020		2019		2018		2017	2016
PER SHARE DATA:
Net asset value, beginning of year	$11.59		$12.92		$12.26		$8.70	$10.51

Income from investment operations:
Net investment income	0.12	(1)	0.11	(1)	0.05		0.05	0.07
Net realized and unrealized gain/(loss)
on investments	(0.74)		(1.18)		0.94		3.58	(1.55)
Total from investment operations	(0.62)		(1.07)		0.99		3.63	(1.48)

Less distributions:
Dividends from net investment income	(0.06)		—		(0.05)		(0.07)	(0.05)
Dividends from net realized gain on investments	(0.05)		(0.26)		(0.28)		—	(0.28)
Total distributions	(0.11)		(0.26)		(0.33)		(0.07)	(0.33)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	—	—

Net asset value, end of year	$10.86		$11.59		$12.92		$12.26	$8.70

TOTAL RETURN	-5.49%		-8.12%		8.09%		41.73%	-14.44%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$3,387		$8,920		$8,593		$2,741	$1,053
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.56%		1.66%		3.63%		6.90%	8.51%
After fee waivers and expense reimbursement	1.23%		1.24%		1.22%		1.35%	1.17%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and expense reimbursement	0.69%		0.48%		(2.09)%		(5.04)%	(6.64)%
After fee waivers and expense reimbursement	1.02%		0.90%		0.32%		0.51%	0.70%
Portfolio turnover rate(3)	32%		34%		16%		26%	43%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Mid Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	February 29,		February 28,		February 28,	February 28,	February 29,
	2020		2019		2018	2017	2016
PER SHARE DATA:
Net asset value, beginning of year	$11.44		$12.93		$12.27	$8.70	$10.52

Income from investment operations:
Net investment income	0.16	(1)	0.15	(1)	0.09	0.09	0.08
Net realized and unrealized gain/(loss)
on investments	(0.73)		(1.20)		0.94	3.58	(1.55)
Total from investment operations	(0.57)		(1.05)		1.03	3.67	(1.47)

Less distributions:
Dividends from net investment income	(0.10)		(0.18)		(0.09)	(0.10)	(0.07)
Dividends from net realized gain on investments	(0.05)		(0.26)		(0.28)	—	(0.28)
Total distributions	(0.15)		(0.44)		(0.37)	(0.10)	(0.35)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	—	—	—

Net asset value, end of year	$10.72		$11.44		$12.93	$12.27	$8.70

TOTAL RETURN	-5.17%		-7.82%		8.36%	42.21%	-14.31%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$51,867		$33,928		$33,137	$2,757	$1,528
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.23%		1.32%		2.83%	6.64%	8.25%
After fee waivers and expense reimbursement	0.90%		0.90%		0.93%	1.00%	1.00%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and expense reimbursement	1.02%		0.82%		(1.27)%	(4.77)%	(6.39)%
After fee waivers and expense reimbursement	1.35%		1.24%		0.63%	0.87%	0.86%
Portfolio turnover rate(3)	32%		34%		16%	26%	43%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended		Year Ended		Year Ended		Year Ended		Year Ended
	February 29,		February 28,		February 28,		February 28,		February 29,
	2020		2019		2018		2017		2016
PER SHARE DATA:
Net asset value, beginning of year	$10.56		$11.46		$9.47		$6.74		$9.04

Income from investment operations:
Net investment income	0.16	(1)	0.13	(1)	0.07		0.03		0.13
Net realized and unrealized gain/(loss)
on investments	(1.37)		(0.93)		2.06		2.76		(2.29)
Total from investment operations	(1.21)		(0.80)		2.13		2.79		(2.16)

Less distributions:
Dividends from net investment income	(0.14)		(0.10)		(0.14)		(0.06)		(0.14)
Dividends from net realized gain on investments	(0.25)		—		—		—		—
Total distributions	(0.39)		(0.10)		(0.14)		(0.06)		(0.14)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	0.00	(1)(2)	—

Net asset value, end of year	$8.96		$10.56		$11.46		$9.47		$6.74

TOTAL RETURN	-11.85%		-6.95%		22.56%		41.63%		-24.02%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$10,563		$12,814		$11,023		$2,713		$811
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.58%		1.60%		2.03%		3.19%		3.26%
After fee waivers and expense reimbursement	1.56%		1.59%		1.57%		1.60%		1.55%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and expense reimbursement	1.55%		1.25%		0.42%		(0.91)%		(0.36)%
After fee waivers and expense reimbursement	1.57%		1.26%		0.88%		0.68%		1.35%
Portfolio turnover rate(3)	18%		21%		7%		29%		22%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Emerging Markets Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	February 29,		February 28,		February 28,	February 28,	February 29,
	2020		2019		2018	2017	2016
PER SHARE DATA:
Net asset value, beginning of year	$10.57		$11.46		$9.48	$6.74	$9.04

Income from investment operations:
Net investment income	0.20	(1)	0.17	(1)	0.17	0.10	0.13
Net realized and unrealized gain/(loss)
on investments	(1.37)		(0.93)		1.97	2.72	(2.27)
Total from investment operations	(1.17)		(0.76)		2.14	2.82	(2.14)

Less distributions:
Dividends from net investment income	(0.17)		(0.13)		(0.16)	(0.08)	(0.16)
Dividends from net realized gain on investments	(0.25)		—		—	—	—
Total distributions	(0.42)		(0.13)		(0.16)	(0.08)	(0.16)

Redemption fees retained	0.00	(1)(2)	0.00	(1)(2)	—	—	—

Net asset value, end of year	$8.98		$10.57		$11.46	$9.48	$6.74

TOTAL RETURN	-11.51%		-6.57%		22.63%	42.01%	-23.78%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$299,920		$298,532		$41,223	$21,821	$10,302
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.23%		1.26%		1.75%	2.88%	3.02%
After fee waivers and expense reimbursement	1.21%		1.25%		1.25%	1.25%	1.40%
Ratio of net investment income/(loss)
to average net assets:
Before fee waivers and expense reimbursement	1.90%		1.59%		1.10%	(0.45)%	(0.15)%
After fee waivers and expense reimbursement	1.92%		1.60%		1.60%	1.18%	1.47%
Portfolio turnover rate(3)	18%		21%		7%	29%	22%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01 per share.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	February 28,	February 28,	February 28,	February 29,
	2020	2019	2018	2017	2016
PER SHARE DATA:
Net asset value, beginning of year	$9.97	$10.85	$10.54	$9.01	$9.32

Income from investment operations:
Net investment income/(loss)	0.06 (1)	0.04 (1)	0.04	(0.04)	(0.05)
Net realized and unrealized gain/(loss)
on investments	(0.82)	(0.83)	0.27	1.66	(0.26)
Total from investment operations	(0.76)	(0.79)	0.31	1.62	(0.31)

Less distributions:
Dividends from net investment income	(0.03)	(0.01)	—	—	—
Dividends from net realized gain on investments	(0.13)	(0.08)	—	(0.09)	—
Total distributions	(0.16)	(0.09)	—	(0.09)	—

Net asset value, end of year	$9.05	$9.97	$10.85	$10.54	$9.01

TOTAL RETURN	-7.76%	-7.24%	2.94%	18.00%	-3.33%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$1,383	$1,564	$2,510	$1,236	$967
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	3.60%	3.83%	7.38%	9.63%	10.64%
After fee waivers and expense reimbursement(2)	2.71%	3.00%	2.74%	2.88%	2.97%
Ratio of net investment income/(loss)
to average net assets(3):
Before fee waivers and expense reimbursement	(0.28)%	(0.49)%	(4.72)%	(7.19)%	(8.27)%
After fee waivers and expense reimbursement	0.61%	0.34%	(0.08)%	(0.44)%	(0.60)%
Portfolio turnover rate(4)	50%	58%	36%	59%	51%

(1)	Based on average shares outstanding.
(2)
Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 2.03%, 2.05%, 2.00%, 2.10%, and 1.91% for the fiscal years ending 2020, 2019, 2018, 2017, and 2016, respectively.

(3)	The net investment income/(loss) ratios include dividend and interest expense on short positions.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Long/Short Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each year

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	February 29,	February 28,	February 28,	February 28,	February 29,
	2020	2019	2018	2017	2016
PER SHARE DATA:
Net asset value, beginning of year	$10.09	$10.97	$10.63	$9.05	$9.35

Income from investment operations:
Net investment income/(loss)	0.09 (1)	0.07 (1)	(0.01)	(0.01)	(0.04)
Net realized and unrealized gain/(loss)
on investments	(0.83)	(0.84)	0.35	1.68	(0.26)
Total from investment operations	(0.74)	(0.77)	0.34	1.67	(0.30)

Less distributions:
Dividends from net investment income	(0.04)	(0.03)	—	—	—
Dividends from net realized gain on investments	(0.13)	(0.08)	—	(0.09)	—
Total distributions	(0.17)	(0.11)	—	(0.09)	—

Net asset value, end of year	$9.18	$10.09	$10.97	$10.63	$9.05

TOTAL RETURN	-7.55%	-6.91%	3.20%	18.48%	-3.21%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (thousands)	$20,633	$22,290	$18,552	$4,088	$3,230
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	3.31%	3.53%	6.72%	9.28%	10.39%
After fee waivers and expense reimbursement(2)	2.42%	2.70%	2.49%	2.53%	2.81%
Ratio of net investment income/(loss)
to average net assets(3):
Before fee waivers and expense reimbursement	0.01%	(0.19)%	(4.07)%	(6.84)%	(8.02)%
After fee waivers and expense reimbursement	0.90%	0.64%	0.16%	(0.09)%	(0.44)%
Portfolio turnover rate(4)	50%	58%	36%	59%	51%

(1)	Based on average shares outstanding.
(2)	Excluding interest expense and dividends on securities sold short, the ratio of expenses to average net assets would have been 1.75% for all periods shown in the table.
(3)	The net investment income/(loss) ratios include dividend and interest expense on short positions.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

					For the Period
	Year Ended	Year Ended		Year Ended	April 27, 2016(1)
	February 29,	February 28,		February 28,	through
	2020	2019		2018	February 28, 2017
PER SHARE DATA:
Net asset value, beginning of period	$10.90	$11.10		$11.96	$10.00

Income from investment operations:
Net investment income/(loss)	0.06 (2)	0.00	(2)(3)	(0.03)	(0.03)
Net realized and unrealized gain/(loss) on investments	(1.39)	0.22		0.03	2.00
Total from investment operations	(1.33)	0.22		—	1.97

Less distributions:
Dividends from net realized gain on investments	—	(0.42)		(0.86)	(0.01)
Total distributions	—	(0.42)		(0.86)	(0.01)

Redemption fees retained(2)(3)	0.00	0.00		0.00	0.00

Net asset value, end of period	$9.57	$10.90		$11.10	$11.96

TOTAL RETURN	-12.20%	2.40%		-0.11%	19.72	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,310	$6,139		$5,583	$5,711
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	2.09%	2.36%		2.91%	4.96	%(5)
After fee waivers and expense reimbursement	1.42%	1.52%		1.51%	1.55	%(5)
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	(0.13)%	(0.81)%		(1.65)%	(3.79	)%(5)
After fee waivers and expense reimbursement	0.54%	0.03%		(0.25)%	(0.38	)%(5)
Portfolio turnover rate(6)	38%	52%		56%	13	%(4)

(1)	Commencement of operations
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

				For the Period
	Year Ended	Year Ended	Year Ended	April 27, 2016(1)
	February 29,	February 28,	February 28,	through
	2020	2019	2018	February 28, 2017
PER SHARE DATA:
Net asset value, beginning of period	$10.99	$11.17	$11.99	$10.00

Income from investment operations:
Net investment income/(loss)	0.09 (2)	0.04 (2)	0.01	(0.00	)(3)
Net realized and unrealized gain/(loss) on investments	(1.40)	0.23	0.03	2.00
Total from investment operations	(1.31)	0.27	0.04	2.00

Less distributions:
Dividends from net investment income	(0.08)	(0.03)	—	(0.01)
Dividends from net realized gain on investments	—	(0.42)	(0.86)	—
Total distributions	(0.08)	(0.45)	(0.86)	(0.01)

Redemption fees retained(2)(3)	0.00	0.00	0.00	0.00

Net asset value, end of period	$9.60	$10.99	$11.17	$11.99

TOTAL RETURN	-12.07%	2.83%	0.22%	20.02	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$30,593	$20,083	$10,355	$9,114
Ratio of expenses to average net assets:
Before fee waivers and expense reimbursement	1.77%	2.03%	2.56%	4.31	%(5)
After fee waivers and expense reimbursement	1.10%	1.19%	1.20%	1.20	%(5)
Ratio of net investment income/(loss) to average net assets:
Before fee waivers and expense reimbursement	0.19%	(0.48)%	(1.27)%	(3.20	)%(5)
After fee waivers and expense reimbursement	0.86%	0.36%	0.09%	(0.09	)%(5)
Portfolio turnover rate(6)	38%	52%	56%	13	%(4)

(1)	Commencement of operations
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Investor Class
Financial Highlights

For a share outstanding throughout each period

			For the Period
	Year Ended		July 2, 2018(1)
	February 29,		through
	2020		February 28, 2019
PER SHARE DATA:
Net asset value, beginning of period	$9.07		$10.00

Income from investment operations:
Net investment income	0.18	(2)	0.03	(2)
Net realized and unrealized loss on investments	(1.59)		(0.79)
Total from investment operations	(1.41)		(0.76)

Less distributions:
Dividends from net investment income	(0.18)		(0.04)
Dividends from net realized gain on investments	(0.00	)(3)	(0.13)
Total distributions	(0.18)		(0.17)

Net asset value, end of period	$7.48		$9.07

TOTAL RETURN	-15.83%		-7.48	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$819		$925
Ratio of expenses to average net assets:
Before expense reimbursement	13.43%		13.92	%(5)
After expense reimbursement	1.42%		1.44	%(5)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(9.91)%		(12.05	)%(5)
After expense reimbursement	2.10%		0.43	%(5)
Portfolio turnover rate(6)	18%		32	%(4)

(1)	Commencement of operations
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena International Small Cap Value Fund – Institutional Class
Financial Highlights

For a share outstanding throughout each period

			For the Period
	Year Ended		July 2, 2018(1)
	February 29,		through
	2020		February 28, 2019
PER SHARE DATA:
Net asset value, beginning of period	$9.07		$10.00

Income from investment operations:
Net investment income	0.20	(2)	0.04	(2)
Net realized and unrealized loss on investments	(1.59)		(0.78)
Total from investment operations	(1.39)		(0.74)

Less distributions:
Dividends from net investment income	(0.19)		(0.06)
Dividends from net realized gain on investments	(0.00	)(3)	(0.13)
Total distributions	(0.19)		(0.19)

Net asset value, end of period	$7.49		$9.07

TOTAL RETURN	-15.55%		-7.32	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (thousands)	$1,424		$1,006
Ratio of expenses to average net assets:
Before expense reimbursement	13.18%		13.65	%(5)
After expense reimbursement	1.17%		1.17	%(5)
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	(9.66)%		(11.78	)%(5)
After expense reimbursement	2.35%		0.70	%(5)
Portfolio turnover rate(6)	18%		32	%(4)

(1)	Commencement of operations
(2)	Based on average shares outstanding.
(3)	Amount is less than $0.01 per share.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

Pzena Funds
Notes to Financial Statements
February 29, 2020

NOTE 1 – ORGANIZATION

The Pzena Mid Cap Value Fund (the “Mid Cap Value Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Value Fund”), Pzena Long/Short Value Fund (the “Long/Short Value Fund”), Pzena Small Cap Value Fund (the “Small Cap Value Fund”), and Pzena International Small Cap Value Fund (the “International Small Cap Value Fund”), (collectively, the “Funds”), are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The primary investment objective for each Fund is to achieve long-term capital appreciation.  Currently, each Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective distribution and shareholder servicing expenses and sales charges, if any.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

The Mid Cap Value Fund, Emerging Markets Value Fund, and Long/Short Value Fund commenced operations on March 31, 2014. The Small Cap Value Fund commenced operations on April 27, 2016, and the International Small Cap Value Fund commenced operations on July 2, 2018.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the policy of the Funds to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Security Transactions, Income and Distributions – Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.  The Funds will make distributions of dividends and capital gains, if any, at least annually, typically in December.  The Funds may make any additional payment of dividends or distributions if they deem it desirable at any other time during the year.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to the Funds are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share. For the year ended February 29, 2020, the Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund did not require any permanent tax adjustments on the Statements of Assets and

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2020

Liabilities. For the year ended February 29, 2020, the Mid Cap Value Fund and Emerging Markets Value Fund made the following permanent tax adjustments on the Statements of Assets and Liabilities:

	Distributable Earnings	Paid-in Capital
Mid Cap Value Fund	$(2,780)	$2,780
Emerging Markets Value Fund	(880,529)	880,529

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less for the Mid Cap Value Fund and the Small Cap Value Fund and 60 days for the Emerging Markets Value Fund, Long/Short Value Fund, and the International Small Cap Value Fund.  Such fees are retained by the applicable Fund and accounted for as an addition to paid-in capital. Redemption fees retained are disclosed in the statements of changes.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated to U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate those portions of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

REITs – The Funds can make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  Each Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and, accordingly, a portion of each Fund’s distributions may also be designated as a return of capital.

Leverage and Short Sales – The Long/Short Value Fund may use leverage in connection with its investment activities and may affect short sales of securities.  Leverage can increase the investment returns of the Fund if the securities purchased increase in value in an amount exceeding the cost of the borrowing.  However, if the securities decrease in value, the Fund will suffer a greater loss than would have resulted without the use of leverage.  A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.

With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, it must maintain a segregated account with its custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing its overall managed assets available for trading purposes.  The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short.  Such dividends and interest are recorded as an expense to the Fund.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of February 29, 2020, management considered the impact of subsequent events for the potential recognition or disclosure in the financial statements. Refer to Note 11 for more information about subsequent events.

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2020

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis:

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds and REITs, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Participatory Notes – Participatory notes are valued with an evaluated price provided by an independent pricing service.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Investment Companies – Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Restricted Securities – The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”).  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144a securities, are not subject to the limitation on the Funds’ investment in illiquid securities if they are determined to be liquid in accordance with the procedures adopted by the Board.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2020

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds’ securities as of February 29, 2020:

Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$10,950,464	$—	$—	$10,950,464
Energy	6,222,582	—	—	6,222,582
Financial Services	16,034,936	—	—	16,034,936
Health Care	3,379,155	—	—	3,379,155
Materials & Processing	3,318,851	—	—	3,318,851
Producer Durables	9,111,568	—	—	9,111,568
Technology	2,559,545	—	—	2,559,545
Utilities	1,047,828	—	—	1,047,828
Total Common Stocks	52,624,929	—	—	52,624,929
Short-Term Investment	2,659,013	—	—	2,659,013
Total Investments in Securities	$55,283,942	$—	$—	$55,283,942

Emerging Markets Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$7,999,879	$—	$—	$7,999,879
China	65,905,144	—	—	65,905,144
Czech Republic	5,908,113	—	—	5,908,113
Hong Kong	7,765,488	—	—	7,765,488
Hungary	3,032,049	—	—	3,032,049
India	23,436,641	—	—	23,436,641
Indonesia	3,080,168	—	—	3,080,168
Malaysia	3,996,702	—	—	3,996,702
Poland	3,685,651	—	—	3,685,651
Republic of Korea	45,272,644	—	—	45,272,644
Romania	2,919,874	—	—	2,919,874
Russian Federation	17,525,423	—	—	17,525,423
Singapore	5,972,528	—	—	5,972,528
South Africa	10,741,863	—	—	10,741,863
Taiwan	34,858,896	—	—	34,858,896
Thailand	6,996,409	—	—	6,996,409
Turkey	9,251,771	—	—	9,251,771
United Arab Emirates	7,870,281	—	—	7,870,281
United Kingdom	10,532,550	—	—	10,532,550
United States	12,865,097	—	—	12,865,097
Total Common Stocks	289,617,171	—	—	289,617,171
Preferred Stocks
Brazil	4,465,105	—	—	4,465,105
Republic of Korea	4,526,797	—	—	4,526,797
Total Preferred Stocks	8,991,902	—	—	8,991,902
Short-Term Investment	11,440,789	—	—	11,440,789
Total Investments in Securities	$310,049,862	$—	$—	$310,049,862

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2020

Long/Short Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$4,172,798	$—	$—	$4,172,798
Energy	1,464,002	—	—	1,464,002
Financial Services	6,132,930	—	—	6,132,930
Health Care	2,437,051	—	—	2,437,051
Materials & Processing	378,519	—	—	378,519
Producer Durables	2,698,367	—	—	2,698,367
Technology	2,029,320	—	—	2,029,320
Utilities	1,800,581	—	—	1,800,581
Total Common Stocks	21,113,568	—	—	21,113,568
REITs	1,918,830	—	—	1,918,830
Short-Term Investment	41,291	—	—	41,291
Total Investments in Securities	$23,073,689	$—	$—	$23,073,689

Long/Short Value Fund (Continued)	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stocks
Consumer Discretionary	$1,624,843	$—	$—	$1,624,843
Consumer Staples	598,582	—	—	598,582
Health Care	3,083,392	—	—	3,083,392
Materials & Processing	1,111,320	—	—	1,111,320
Producer Durables	1,216,598	—	—	1,216,598
Technology	4,297,534	—	—	4,297,534
Utilities	439,198	—	—	439,198
Total Common Stocks	12,371,467	—	—	12,371,467
REITs	277,986	—	—	277,986
Total Securities Sold Short	$12,649,453	$—	$—	$12,649,453

Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$2,705,052	$—	$—	$2,705,052
Consumer Staples	2,194,996	—	—	2,194,996
Energy	1,750,567	—	—	1,750,567
Financial Services	9,435,731	—	—	9,435,731
Health Care	1,345,065	—	—	1,345,065
Materials & Processing	3,138,995	—	—	3,138,995
Producer Durables	5,804,547	—	—	5,804,547
Technology	3,425,147	—	—	3,425,147
Total Common Stocks	29,800,100	—	—	29,800,100
REIT	241,188	—	—	241,188
Short-Term Investment	1,781,797	—	—	1,781,797
Total Investments in Securities	$31,823,085	$—	$—	$31,823,085

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2020

International Small Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$34,381	$—	$—	$34,381
Austria	64,652	—	—	64,652
Belgium	34,843	—	—	34,843
Canada	210,091	—	—	210,091
France	282,399	—	—	282,399
Germany	179,336	—	—	179,336
Hong Kong	101,388	—	—	101,388
Italy	165,061	—	—	165,061
Japan	348,226	—	—	348,226
Netherlands	174,551	—	—	174,551
Norway	36,846	—	—	36,846
Republic of Korea	94,896	—	—	94,896
Spain	46,838	—	—	46,838
Switzerland	29,649	—	—	29,649
United Kingdom	349,590	—	—	349,590
Total Common Stocks	2,152,747	—	—	2,152,747
Short-Term Investment	119,958	—	—	119,958
Total Investments in Securities	$2,272,705	$—	$—	$2,272,705

Refer to the Funds’ Schedule of Investments for a detailed break-out of securities.  Transfers between levels are recognized at February 29, 2020, the end of the reporting period.  During the year ended February 29, 2020, the Funds recognized no transfers between levels.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with Pzena Investment Management, LLC (the “Adviser”) pursuant to which the Adviser is responsible for providing investment management services to each Fund.  The Adviser furnishes all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Adviser is entitled to a monthly management fee, based upon the average daily net assets of the Funds at the annual rates of:

Mid Cap Value Fund	0.80%
Emerging Markets Value Fund	1.00%
Long/Short Value Fund	1.50%
Small Cap Value Fund	0.95%
International Small Cap Value Fund	1.00%

For the year ended February 29, 2020, the Funds incurred the following in advisory fees:

Advisory Fees
Mid Cap Value Fund	$426,683
Emerging Markets Value Fund	3,151,397
Long/Short Value Fund	361,299
Small Cap Value Fund	277,018
International Small Cap Value Fund	19,490

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2020

The Funds are responsible for their own operating expenses.  The Adviser has contractually agreed to waive its fees and/or absorb expenses of the Funds to ensure that the net annual operating expenses (excluding Acquired Fund Fees and Expenses, taxes, interest and dividends on securities sold short and extraordinary expenses) do not exceed the following amounts of the average daily net assets for each class of shares:

		Emerging
		Markets			International
	Mid Cap	Value	Long/Short	Small Cap	Small Cap
	Value Fund	Fund(a)	Value Fund	Value Fund	Value Fund
Investor Class	1.25%	1.08%	2.10%	1.45%	1.52%
Institutional Class	0.90%	1.08%	1.75%	1.10%	1.17%

(a)
Effective December 12, 2019, the Adviser has contractually agreed to waive all or a portion of its management fees and pay expenses of the Emerging Markets Value Fund to ensure that the total annual fund operating expenses  (excluding acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) do not exceed 1.08%, of average daily net assets of the Fund.

Any such reduction made by the Adviser in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses.  For the year ended February 29, 2020, the Adviser reduced its fees and reduced other operating expenses in the amount of $172,679 for the Mid Cap Value Fund, $66,131 for the Emerging Markets Value Fund, $214,372 for the Long/Short Value Fund, $194,936 for the Small Cap Value Fund, and $234,010 for the International Small Cap Value Fund. For the year ended February 29, 2020, the Adviser recouped $35,365 in previously waived expenses in the Emerging Markets Value Fund. The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

	2/28/2021	2/28/2022	2/28/2023	Total
Mid Cap Value Fund	$201,672	$185,240	$172,679	$559,591
Emerging Markets Value Fund	190,112	66,606	101,496	358,214
Long/Short Value Fund	321,232	206,354	214,372	741,958
Small Cap Value Fund	182,255	171,647	194,936	548,838
International Small Cap Value Fund	—	158,461	234,010	392,471

Fund Services serves as the Funds’ administrator, fund accountant, and transfer agent.  In those capacities, Fund Services maintains the Funds’ books and records, calculates each Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied of the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Funds to Fund Services for these services for the year ended February 29, 2020, are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of each Fund’s shares.  U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  Both the Distributor and Custodian are affiliates of Fund Services. Fees paid by the Funds to U.S. Bank N.A. for custody services for the year ended February 29, 2020, are disclosed in the statements of operations.

NOTE 5 – 12b-1 DISTRIBUTION FEES

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Funds to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Funds’ Investor Class shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended February 29, 2020, the 12b-1 distribution fees incurred under the Plan by each of the Fund’s Investor Class shares are disclosed in the statements of operations.

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2020

NOTE 6 – SHAREHOLDER SERVICING FEES

The Funds have entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Adviser will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Investor Class shares.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of each Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Funds and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request.  For the year ended February 29, 2020, the shareholder servicing fees incurred under the Agreement by each of the Fund’s Investor Class shares are disclosed in the statements of operations.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended February 29, 2020, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Mid Cap Value Fund	$30,194,135	$16,060,935
Emerging Markets Value Fund	103,164,828	54,539,735
Long/Short Value Fund	12,865,498	14,331,558
Small Cap Value Fund	20,448,673	10,579,476
International Small Cap Value Fund	1,075,603	344,962

For the year ended February 29, 2020, the Long/Short Value Fund had $30,451,553 in cover buys and $28,375,485 in short sales. There were no purchases or sales of long-term U.S. Government securities.

NOTE 8 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  The following table reflects shareholders that maintain accounts of more than 25% of the voting securities of a Fund as of February 29, 2020:

	Mid Cap Value Fund
	Investor Class	Institutional Class
Charles Schwab & Co., Inc.	72%	28%
Reliance Trust Co.	—	30%

	Emerging Markets Value Fund
	Investor Class	Institutional Class
National Financial Services, LLC	47%	44%
LPL Financial	26%	—

	Long/Short Value Fund
	Investor Class	Institutional Class
Pzena Investment Management, LLC	71%	—
ValueQuest Partners, LLC	—	82%

	Small Cap Value Fund
	Investor Class	Institutional Class
Pzena Investment, Management, LLC	82%	—
Pershing, LLC	—	46%
National Financial Services, LLC	—	26%

	International Small Cap Value Fund
	Investor Class	Institutional Class
Pzena Investment Management, LLC	96%	55%
TD Ameritrade, Inc.	—	45%

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2020

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of February 29, 2020, the components of accumulated earnings/(losses) on a tax basis were as follows:

		Emerging			International
	Mid Cap	Markets	Long/Short	Small Cap	Small Cap
	Value Fund	Value Fund	Value Fund	Value Fund	Value Fund
Cost of investments(a)	$65,588,672	$358,863,299	$13,226,388	$37,508,704	$2,902,351
Gross unrealized appreciation	2,140,794	18,774,463	1,919,940	867,290	57,459
Gross unrealized depreciation	(12,445,524)	(67,587,900)	(4,722,092)	(6,552,909)	(687,105)
Net unrealized depreciation(a)	(10,304,730)	(48,813,437)	(2,802,152)	(5,685,619)	(629,646)
Undistributed ordinary income	642,415	36,193	211,794	41,840	6,085
Undistributed long-term capital gains	1,595,007	913,668	—	717,640	—
Total distributable earnings	2,237,422	949,861	211,794	759,480	6,085
Other accumulated gains/(losses)	—	(61,942)	(971,383)	—	(10)
Total accumulated earnings/(losses)	$(8,067,308)	$(47,925,518)	$(3,561,741)	$(4,926,139)	$(623,571)

(a)	The difference between the book basis and tax basis net unrealized appreciation/(depreciation) and cost is attributable primarily to the tax deferral of losses on wash sales adjustments.

At February 29, 2020, the following Fund had tax basis capital losses to offset future capital gains:

	Capital Loss Carryover	Expires
Long/Short Value Fund
Short-Term	$971,383	Indefinite

The tax character of distributions paid during the years ended February 29, 2020 and February 28, 2019, were as follows:

	Year Ended	Year Ended
	February 29, 2020	February 28, 2019
Mid Cap Value Fund
Ordinary income	$522,514	$713,126
Long-term capital gains	218,926	715,723

Emerging Markets Value Fund
Ordinary income	$10,987,642	$2,991,520
Long-term capital gains	2,301,883	—

Long/Short Value Fund
Ordinary income	$87,306	$74,431
Long-term capital gains	312,429	197,402

Small Cap Value Fund
Ordinary income	$217,287	$106,712
Long-term capital gains	—	676,957

International Small Cap Value Fund
Ordinary income	$42,466	$35,974

NOTE 10 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to all Funds, unless specifically noted.

• Foreign Securities Risk. Foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid than U.S. securities, which could affect the Funds’ investments. Foreign securities may be adversely affected by political

Pzena Funds
Notes to Financial Statements (Continued)
February 29, 2020

instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

• Value Style Investing Risk. The Adviser follows an investing style that favors value investments. The value investing style may over time go in and out of favor. At times when the value investing style is out of favor, the Funds may underperform other funds that use different investing styles.

• Mid Cap Company Risk (Mid Cap Value Fund). A mid cap company may be more vulnerable to adverse business or economic events than stocks of larger companies. These stocks present greater risks than securities of larger, more diversified companies.

• Emerging Markets Risk (Emerging Markets Value Fund and International Small Cap Value Fund). Emerging markets are markets of countries in the initial stages of industrialization and that generally have low per capita income. In addition to the risks of foreign securities in general, emerging markets are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries.

• Currency Risk (Emerging Markets Value Fund and International Small Cap Value Fund). Changes in foreign currency exchange rates will affect the value of what each Fund owns and each Fund’s share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets and the risk is especially high in emerging markets.

• P-Note Risk (Emerging Markets Value Fund). P-Notes are a type of equity-linked derivative which generally are traded over-the-counter. Even though a P-Note is intended to reflect the performance of the underlying equity security, the performance of a P-Note will not replicate exactly the performance of the issuers or markets that the P-Note seeks to replicate due to transaction costs and other expenses. In addition, P-Notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues the P-Notes will not fulfill its contractual obligation to complete the transaction with the Fund.

• Short Sales Risk (Long/Short Value Fund). A short sale is the sale by the Fund of a security which it does not own in anticipation of purchasing the same security in the future at a lower price to close the short position. A short sale will be successful if the price of the shorted security decreases. However, if the underlying security goes up in price during the period in which the short position is outstanding, the Long/Short Value Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction. Therefore, short sales may be subject to greater risks than investments in long positions.

• Portfolio Turnover Risk (Long/Short Value Fund). A high portfolio turnover rate (100% or more) has the potential to result in the realization and distribution to shareholders of higher capital gains, which may subject you to a higher tax liability.

• Small Cap Company Risk (Small Cap Value Fund and International Small Cap Value Fund). Investing in securities of small cap companies may involve greater risk than investing in larger, more established companies because they can be subject to more abrupt or erratic share price changes. Smaller companies may have limited product lines, or limited market or financial resources and their management may be dependent on a limited number of key individuals. Securities of these companies may have limited market liquidity and their prices may be more volatile. These stocks present greater risks than securities of larger, more diversified companies.

NOTE 11 – SUBSEQUENT EVENTS

Effective March 31, 2020, Foreside Financial Group, LLC (“Foreside”) acquired Quasar Distributors, LLC (“Quasar”), the Fund’s distributor, from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Fund has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Advisors Series Trust and
Shareholders of Pzena Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Pzena Mid Cap Value Fund, Pzena Emerging Markets Value Fund, Pzena Long/Short Value Fund, Pzena Small Cap Value Fund, and Pzena International Small Cap Value Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of February 29, 2020, the related statements of operations and cash flows, the statements of changes in net assets, and the financial highlights for each of the periods indicated in table below, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of February 28, 2020, the results of their operations, cash flows, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds	Statement of	Statements of	Statement of
Constituting Pzena Funds	Operations	Changes in Net Assets	Cash Flows	Financial Highlights
Pzena Mid Cap Value Fund,	For the year ended	For each of the two years	N/A	For each of the five years in the
Pzena Emerging	February 29, 2020	in the period ended		period ended February 29, 2020
Markets Value Fund		February 29, 2020

Pzena Long/Short Value Fund	For the year ended	For each of the	For the year ended	For each of the five years in the
	February 29, 2020	two years in the period	February 29, 2020	period ended February 29, 2020
ended February 29, 2020

Pzena Small Cap Value Fund	For the year ended	For each of the	N/A	For each of the three years in the
	February 29, 2020	two years in the period		period ended February 29, 2020 and
		ended February 29, 2020		for the period April 27, 2016
(commencement of operations)
through February 28, 2017

Pzena International	For the year ended	For the year ended	N/A	For the year ended February 29, 2020
Small Cap Value Fund	February 29, 2020	February 29, 2020 and		and for the period July 2, 2018
		for the period July 2, 2018		(commencement of operations)
		(commencement of operations)		through February 28, 2019
through February 28, 2019

Basis for Opinion

These financial statements are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.
TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
April 29, 2020

Pzena Funds
Expense Example
February 29, 2020 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (September 1, 2019 to February 29, 2020).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates changes by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of each table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Pzena Funds
Expense Example (Continued)
February 29, 2020 (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Investor Class	9/1/19	2/29/20	9/1/19 – 2/29/20
Actual
Mid Cap Value Fund	$1,000.00	$1,005.90	$6.13
Emerging Markets Value Fund	1,000.00	979.80	7.48
Long/Short Value Fund	1,000.00	949.10	12.50
Small Cap Value Fund	1,000.00	1,001.00	6.92
International Small Cap Value Fund	1,000.00	960.30	6.92

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,018.75	$6.17
Emerging Markets Value Fund	1,000.00	1,017.30	7.62
Long/Short Value Fund	1,000.00	1,012.03	12.91
Small Cap Value Fund	1,000.00	1,017.95	6.97
International Small Cap Value Fund	1,000.00	1,017.80	7.12

(1)
The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund expenses are equal to the expense ratio of 1.23%, 1.52%, 2.58%, 1.39%, and 1.42%, respectively, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the six-month period of operation of the Funds). The ending account values in the table are based on its actual total returns of the Investor Class shares of each Fund.  The Mid Cap Value Fund,Emerging Markets Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund’s Investor Class shares returned 0.59%, -2.02%, -5.09%, 0.10%, and -3.97%, respectively.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Institutional Class	9/1/19	2/29/20	9/1/19 – 2/29/20
Actual
Mid Cap Value Fund	$1,000.00	$1,007.30	$4.49
Emerging Markets Value Fund	1,000.00	981.40	5.76
Long/Short Value Fund	1,000.00	949.90	11.15
Small Cap Value Fund	1,000.00	1,002.40	5.48
International Small Cap Value Fund	1,000.00	962.30	5.71

Hypothetical (5% return before expenses)
Mid Cap Value Fund	$1,000.00	$1,020.39	$4.52
Emerging Markets Value Fund	1,000.00	1,019.05	5.87
Long/Short Value Fund	1,000.00	1,013.43	11.51
Small Cap Value Fund	1,000.00	1,019.39	5.52
International Small Cap Value Fund	1,000.00	1,019.05	5.87

(2)
The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund expenses are equal to the expense ratio of 0.90%, 1.17%, 2.30%, 1.10%, and 1.17%, respectively, multiplied by the average account value over the period, multiplied by 182/366 days (to reflect the six-month period of operation of the Funds). The ending account values in the table are based on its actual total returns of the Institutional Class shares of each Fund. The Mid Cap Value Fund, Emerging Markets Value Fund, Long/Short Value Fund, Small Cap Value Fund, and International Small Cap Value Fund’s Institutional Class shares returned 0.73%, -1.86%, -5.01%, 0.24%, and -3.77%, respectively.

Pzena Funds
Information about Trustees and Officers (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha Gamma	5	Trustee, Advisors
(age 73)		term;	Delta Housing Corporation		Series Trust
615 E. Michigan Street		since	(collegiate housing management)		(for series not
Milwaukee, WI 53202		March	(2012 to July 2019); Trustee		affiliated with
		2014.	and Chair (2000 to 2012),		the Funds).
New Covenant Mutual Funds
(1999 to 2012); Director and
Board Member, Alpha Gamma
Delta Foundation (philanthropic
organization) (2005 to 2011).

David G. Mertens	Trustee	Indefinite	Partner and Head of Business	5	Trustee, Advisors
(age 59)		term*;	Development Ballast Equity		Series Trust
615 E. Michigan Street		since	Management, LLC (a privately-		(for series not
Milwaukee, WI 53202		March	held investment advisory firm)		affiliated with
		2017.	(February 2019 to present);		the Funds).
Managing Director and Vice
President, Jensen Investment
Management, Inc. (a privately-
held investment advisory firm)
(2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly Manager,	5	Trustee, Advisors
(age 72)		term;	President, CEO, U.S. Bancorp		Series Trust
615 E. Michigan Street		since	Fund Services, LLC, and its		(for series not
Milwaukee, WI 53202		September	predecessors, (May 1991		affiliated with
		2008.	to July 2017).		the Funds).

Pzena Funds
Information about Trustees and Officers (Unaudited) (Continued)

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years(3)

Raymond B. Woolson	Chairman	Indefinite	President, Apogee Group, Inc.	5	Trustee, Advisors
(age 61)	of the	term*;	(financial consulting firm)		Series Trust
615 E. Michigan Street	Board	since	(1998 to present).		(for series not
Milwaukee, WI 53202		January			affiliated with
		2020;			the Funds);
	Trustee	Indefinite			Independent
		term*;			Trustee,
		since			DoubleLine
		January			Funds Trust
		2016.			(an open-end
investment
company with
16 portfolios),
DoubleLine
Opportunistic
Credit Fund and
DoubleLine
Income Solutions
Fund, from 2010
to present.

Pzena Funds
Information about Trustees and Officers (Unaudited) (Continued)

Term of
	Position	Office and
Name, Address	Held with	Length of	Principal Occupation
and Age	the Trust	Time Served	During Past Five Years

Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and Administration,
(age 51)	Chief	term; since	U.S. Bank Global Fund Services (February 1996 to present).
615 E. Michigan Street	Executive	December 2018.
Milwaukee, WI 53202	Officer and
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and Administration,
(age 58)	President,	term; since	U.S. Bank Global Fund Services (October 1998 to present).
615 E. Michigan Street	Treasurer and	December 2007.
Milwaukee, WI 53202	Principal
Financial
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 48)	Treasurer	term; since	U.S. Bank Global Fund Services (June 2005 to present).
615 E. Michigan Street		September 2013.
Milwaukee, WI 53202

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and Administration,
(age 37)	Treasurer	term; since	U.S. Bank Global Fund Services (July 2010 to present).
615 E. Michigan Street		December 2018.
Milwaukee, WI 53202

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services and
(age 62)	President,	term; since	Vice President, U.S. Bank N.A. (February 2008 to present).
615 E. Michigan Street	Chief	September 2009.
Milwaukee, WI 53202	Compliance
Officer and
AML Officer

Elaine E. Richards, Esq.	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund Services
(age 51)	President	term; since	(July 2007 to present).
2020 East Financial Way,	and	September 2019.
Suite 100	Secretary
Glendora, CA 91741

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of February 29, 2020, the Trust was comprised of 37 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-844-PZN-1996 (1-844-796-1996).

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited)

At meetings held on October 23-24 and December 4-5, 2019, the Board (which was at the time comprised of five persons, all of whom were Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Pzena Investment Management, LLC (the “Adviser”) on behalf of the Pzena Mid Cap Value Fund (the “Mid Cap Fund”), Pzena Emerging Markets Value Fund (the “Emerging Markets Fund”), Pzena Long/Short Value Fund (the “Long/Short Fund”), Pzena Small Cap Value Fund (the “Small Cap Fund”) and Pzena International Small Cap Value Fund (“International Fund”) (each, a “Fund,” and together, the “Funds”).  At both meetings, the Board received and reviewed substantial information regarding the Funds, the Adviser and the services provided by the Adviser to the Funds under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISER UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Adviser’s overall services provided to the Funds, as well as its specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Adviser involved in the day-to-day activities of the Funds, noting that the Adviser currently serves as investment sub-adviser to a number of mutual funds not affiliated with the Trust and previously managed its own family of proprietary mutual funds.  The Board also considered the resources and compliance structure of the Adviser, including information regarding its compliance program, its chief compliance officer and the Adviser’s compliance record, as well as the Adviser’s cybersecurity program and business continuity plan, and risk management process.  The Board also considered its knowledge of the Adviser’s operations and noted that during the course of the prior year they had met with certain personnel of the Adviser in person to discuss the Funds’ performance and investment outlook as well as various marketing and compliance topics.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.
THE FUNDS HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER.  In assessing the quality of the portfolio management delivered by the Adviser, the Board reviewed the short-term and long-term performance of the Funds as of June 30, 2019 on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications and appropriate securities market benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of each Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

Mid Cap Fund: The Board noted that the Fund underperformed the peer group median of its Morningstar comparative universe for the one-and five-year periods  and outperformed for the three-year period. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index over the one- and five-year periods, and outperformed its primary benchmark index over the three-year period.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund underperformed the similarly managed accounts for the one-year, three-year, and five-year periods.

Emerging Markets Fund: The Board noted that the Fund outperformed the peer group median of its Morningstar comparative universe for the one- and three-year periods and underperformed for the five-year period. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had outperformed its primary benchmark index over the one- and three-year periods and underperformed its primary benchmark index over the five-year period.

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund underperformed the similarly managed account composite for the one-, three-, and five-year periods.

Long/Short Fund: The Board noted that the Fund underperformed the peer group median of its Morningstar comparative universe for the one-, three-, and five-year periods. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index over the one-, three-, and five-year periods. The Board also noted that the Fund underperformed its secondary benchmark for the one-year period and outperformed for the three- and five-year periods.

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

The Board also considered the Fund’s performance compared to the Adviser’s similarly managed accounts, noting that the Fund underperformed the similarly managed accounts for the one-, three-, and five-year periods.

Small Cap Fund: The Board noted that the Fund underperformed the peer group median of its Morningstar comparative universe for the one-year period and outperformed for the three-year period ended June 30, 2019. The Board also reviewed the performance of the Fund against a broad-based securities market benchmark, noting that it had underperformed its primary benchmark index over the one- and three-year periods.

The Board also considered that the Adviser does not manage any other accounts with a similar strategy to that of the Small Cap Fund.

International Fund: The Board noted that the Fund had been in operation for less than one year and therefore the performance history was too short to assess.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to the peer funds and the Adviser’s similarly managed accounts for other types of clients, as well as all expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

Mid Cap Fund: The Board noted that the Adviser had contractually agreed to maintain annual expense ratios for the Fund of 1.25% for Investor Class shares and 0.90% for Institutional Class shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratios for the Investor Class shares and Institutional Class shares were above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Investor Class shares was above the peer group median and above the average, and the Institutional Class shares was slightly above the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was also above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the advisory fees received by the Adviser were below the peer group median and average for the year ended June 30, 2019.  The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were lower than, equal to, or higher than the fees charged to the Adviser’s similarly managed account clients depending on the asset level.

Emerging Markets Fund: The Board noted that the Adviser had contractually agreed to maintain annual expense ratios for the Fund of 1.60% for Investor Class shares and 1.25% for Institutional Class shares (the “Expense Caps”).[1]  The Board noted that the Fund’s total expense ratios for the Investor Class shares and Institutional Class shares were above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratios for the Investor Class shares and Institutional Class shares were above the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was equal to the peer group median and above the average.  The Board also took into consideration the services the Adviser provides to its similarly managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were equal to or higher than the fees charged to the Adviser’s similarly managed account clients depending on the asset level.

________________

1
Effective December 12, 2019, the Advisor has contractually agreed to waive all or a portion of its management fees and pay expenses of the Emerging Markets Value Fund to ensure that the total annual fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividend on securities sold short and extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees, and other class-specific expenses) do not exceed 1.08%, of average daily net assets of the Fund.

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

Long/Short Fund: The Board noted that the Adviser had contractually agreed to maintain annual expense ratios for the Fund of 2.10% for Investor Class shares and 1.75% for Institutional Class shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratio for the Investor Class shares was above the peer group median and average, and for the Institutional Class shares was below the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Investor Class shares was above the peer group median and average, and for the Institutional Class shares were below the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was also above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the advisory fees received by the Adviser were below the peer group median and average for the year ended June 30, 2019.   The Board noted that separate accounts were currently only utilized by employees of the Adviser.

Small Cap Value Fund: The Board noted that the Adviser had contractually agreed to maintain annual expense ratios for the Fund of 1.45% for Investor Class shares and 1.10% for Institutional Class shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratios for the Investor Class shares and Institutional Class shares were above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratios for the Investor Class shares and Institutional Class shares were above the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was also above the peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the advisory fees received by the Adviser were below the peer group median and average for the year ended June 30, 2019. The Board also considered that the Adviser does not manage any other accounts with a similar strategy to that of the Small Cap Fund.

International Fund: The Board noted that the Adviser had contractually agreed to maintain annual expense ratios for the Fund of 1.52% for Investor Class shares and 1.17% for Institutional Class shares (the “Expense Caps”).  The Board noted that the Fund’s total expense ratios for the Investor Class shares and Institutional Class shares were above the peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the Fund’s total expense ratio for the Investor Class shares was above the peer group median and average, and for the Institutional Class shares was at the peer group median and average.  The Board noted that the contractual advisory fee was above the peer group median and average, and that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the contractual advisory fee was equal to the peer group median and above the average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Caps, the Adviser received no advisory fees for the year ended June 30, 2019. The Board found that the management fees charged to the Fund were equal to or higher than the fees charged to the Adviser’s similarly managed account clients depending on the asset level.

The Board determined that it would continue to monitor the appropriateness of the advisory fees for the Funds and concluded that, at this time, the fees to be paid to the Adviser were fair and reasonable.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Adviser that should be shared with shareholders.  The Board further noted that the Adviser has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps.  In this regard, the Board noted that currently expenses for the Emerging Markets Fund are running below its Expense Caps. The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Adviser that should be shared with shareholders and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS.  The Board reviewed the Adviser’s financial information and took into account both the direct benefits and the indirect benefits to the Adviser from advising the Funds.  The Board considered the profitability to the Adviser from its relationship with the Funds and considered any additional benefits derived by the Adviser from its relationship with the Funds, such as Rule 12b-1 fees received from the Funds’ Investor Class shares.  The Board also considered “soft dollar” benefits that

Pzena Funds
Approval of Investment Advisory Agreement (Unaudited) (Continued)

may be received by the Adviser in exchange for Fund brokerage.  The Board noted the Adviser’s separate account clients are not invested in the Funds, and as a result the Adviser was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Adviser with respect to the Advisory Agreement was not excessive, and that the Adviser had maintained adequate profit levels to support the services it provides to the Funds.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Funds, but rather the Trustees based their determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangement with the Adviser, including the advisory fee, was fair and reasonable to the Funds.  The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Funds would be in the best interest of each Fund and its shareholders.

Pzena Funds
Notice to Shareholders
February 29, 2020 (Unaudited)

Federal Tax Distribution Information

Certain dividend paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  For the fiscal year ended February 29, 2020, the percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Mid Cap Value Fund	97.74%
Emerging Markets Value Fund	54.97%
Long/Short Value Fund	100.00%
Small Cap Value Fund	100.00%
International Small Cap Value Fund	99.45%

For corporate shareholders in the Funds, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 29, 2020, was as follows:

Mid Cap Value Fund	95.65%
Emerging Markets Value Fund	0.81%
Long/Short Value Fund	100.00%
Small Cap Value Fund	100.00%
International Small Cap Value Fund	0.00%

For the year ended February 29, 2020, the Emerging Markets Value Fund and International Small Cap Value Fund designated the following amounts as foreign taxes paid pursuant to section 853 of the Internal Revenue Service Code:

	Creditable	Shares
	Foreign Tax	Outstanding at	Per Share
	Credit Paid	2/29/2020	Amount
Emerging Markets Value Fund	$1,431,003	34,590,671	$0.041370
International Small Cap Value Fund	7,360	299,560	0.024569

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-844-PZN-1996 (1-844-796-1996). Furthermore, you can obtain a Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q and Form N-PORT

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Part F of Form N-PORT (beginning with filings after March 31, 2020).  The Funds’ Form N-Q and Form N-PORT is available on the SEC website at http://www.sec.gov. Information included in the Funds’ Form N-Q and Form N-PORT is also available by calling 1-844-PZN-1996 (1-844-796-1996).

Householding

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-PZN-1996 (1-844-796-1996) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Pzena Funds
Privacy Notice

The Funds collect non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Pzena Investment Management, LLC
320 Park Avenue, 8th Floor
New York, New York 10022

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

This report is intended for the shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus, To obtain a free prospectus, please call 1-844-PZN-1996 (1-844-796-1996).

ZP-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/29/2020	FYE 2/28/2019
Audit Fees	$94,500	$86,600
Audit-Related Fees	N/A	N/A
Tax Fees	$18,000	$18,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/29/2020	FYE 2/28/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/29/2020	FYE 2/28/2019
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)  /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  5/7/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive
Officer/Principal Executive Officer

Date  5/7/2020

By (Signature and Title)   /s/ Cheryl L. King
 Cheryl L. King, Vice President/Treasurer/Principal
 Financial Officer

Date  5/7/2020